EXHIBIT 10.39

$30,000,000

AMENDED AND RESTATED

CREDIT AGREEMENT

among

CADIZ INC.

and

CADIZ REAL ESTATE LLC,

as Borrowers,

The Several Lenders from Time to Time Parties Hereto,

and

LC CAPITAL MASTER FUND, LTD.,

as Administrative Agent

Dated as of March 5, 2013

TABLE OF CONTENTS

SECTION 1.	DEFINITIONS	1

1.1	Defined Terms	1

1.2	Other Definitional Provisions	10

SECTION 2.	AMOUNT AND TERMS OF LOANS	11

2.1	Original Loans; Exchange	11

2.2	Repayment of Loans	11

2.3	Optional Prepayments	11

2.4	Interest Rates and Payment Dates	11

2.5	Computation of Interest and Fees	12

2.6	Mandatory Prepayments	12

SECTION 3.	REPRESENTATIONS AND WARRANTIES	12

3.1	No Change	12

3.2	Existence; Compliance with Law	12

3.3	Power; Authorization; Enforceable Obligations	12

3.4	No Legal Bar	13

3.5	Litigation	13

3.6	No Default	13

3.7	Ownership of Property; Liens	13

3.8	Intellectual Property	14

3.9	Taxes	14

3.10	ERISA	14

3.11	Investment Company Act; Other Regulations	15

3.12	Subsidiaries	15

3.13	Not Used	15

3.14	Environmental Matters	15

3.15	Accuracy of Information, Etc	16

3.16	Security Documents	16

3.17	Solvency	17

3.18	Regulation H	17

3.19	Labor Matters	17

SECTION 4.	CONDITIONS	17

4.1	Conditions to Restatement Date	17

4.2	Conditions Subsequent to the Restatement Date	18

4.3	Waiver of Conditions	19

SECTION 5.	AFFIRMATIVE COVENANTS	19

5.1	Financial Statements	19

5.2	Certificates; Other Information	20

5.3	Payment of Obligations	20

5.4	Maintenance of Existence; Compliance	21

5.5	Maintenance of Property; Insurance	21

5.6	Inspection of Property; Books and Records; Discussions	21

5.7	Notices	21

5.8	Environmental Laws	22

5.9	Additional Collateral, Etc	22

SECTION 6.	NEGATIVE COVENANTS	23

6.1	Indebtedness	23

6.2	Liens	24

6.3	Fundamental Changes	25

6.4	Disposition of Property	25

6.5	Restricted Payments	25

6.6	Investments	25

6.7	Transactions with Affiliates	26

6.8	Sales and Leasebacks	26

6.9	Swap Agreements	26

6.10	Changes in Fiscal Periods	26

6.11	Negative Pledge Clauses	26

6.12	Clauses Restricting Subsidiary Distributions	26

6.13	Lines of Business	27

6.14	Amendments to Organizational Documents	27

6.15	Other Senior Indebtedness	27

6.16	Convertible Note Payments	27

SECTION 7.	EVENTS OF DEFAULT	27

SECTION 8.	THE AGENT	30

8.1	Appointment	30

8.2	Delegation of Duties	30

8.3	Exculpatory Provisions	30

8.4	Reliance By Agent	30

8.5	Notice of Default	31

8.6	Non-Reliance on Agent and Other Lenders	31

8.7	Indemnification	32

8.8	Agent In Its Individual Capacity	32

8.9	Successor Agent	32

SECTION 9.	MISCELLANEOUS	32

9.1	Amendments and Waivers	32

9.2	Notices	33

9.3	No Waiver; Cumulative Remedies	34

9.4	Survival of Representations and Warranties	35

9.5	Payment of Expenses and Taxes; Indemnification	35

9.6	Successors and Assigns; Assignments and Participations	36

9.7	Surety Waivers	37

9.8	Counterparts	37

9.9	Severability	37

9.10	Integration	38

9.11	Governing Law	38

9.12	Submission To Jurisdiction; Waivers	38

9.13	Acknowledgments	38

9.14	Confidentiality	39

9.15	Waivers of Jury Trial	39

SCHEDULES AND EXHIBITS
Schedules:

1.1A                      Lenders and Loan Amounts
1.1B                      Mortgaged Properties
3.16(a)                                UCC Filing Jurisdictions
3.16(b)                                Mortgage Filing Jurisdictions

Exhibits:

A                      Form of Assignment and Assumption
B                      Form of Compliance Certificate
C                      [INTENTIONALLY OMITTED]
D                      Form of Amended and Restated Security Agreement
E                      Form of Mortgage Amendment
F                      Form of Closing Certificate
G                      Form of Operating Agreement Amendment

CREDIT AGREEMENT (this “Agreement”), dated as of March 5, 2013, among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrower” or “Borrowers” ), the lenders from time to time party hereto (“Lenders”) and LC Capital Master Fund, Ltd. (“LC Capital”), as administrative agent (the “Agent”).

The parties hereto hereby agree as follows:

SECTION 1.     DEFINITIONS

1.1 Defined Terms.  As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Accreted Loan Value”:  as of the date of determination, the outstanding principal amount of the applicable Loan, plus all accreted interest, if any, added to such Loan as of the calendar day immediately prior to such date of determination.

“Affiliate”:  as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.  For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“After-Acquired Property”:  any fee interest in any real property or any leasehold interest in any Material Leased Property acquired after the Restatement Date by any Loan Party or its Subsidiaries (other than any such fee interest in real property or leasehold interest in Material Leased Property subject to a Lien expressly permitted by Section 6.2(f)).

“Agent”:  as defined in the preamble hereto.

“Agreement”:  as defined in the preamble hereto.

“Applicable Prepayment Premium”:  with respect to any prepayment of Secured Term Loans pursuant to Section 2.3(a) or Section 2.6 or upon any acceleration of the outstanding Loans, an amount equal to the product of (a) the Accreted Loan Value of any amount of the Secured Term Loans being prepaid multiplied by (b) the amount determined in accordance with the following table:

Date of Prepayment	Applicable Prepayment Premium
From the Restatement Date through but excluding the first (1st) anniversary of the Restatement Date	105.0%
From the first (1st) anniversary of the Restatement Date through but excluding the second (2nd) anniversary of the Restatement Date	102.5%
From the second (2nd) anniversary of the Restatement Date through but excluding the Maturity Date	100.0%

“Applicable Rate”: eight percent (8.00%).

“Asset Sale”:  any Disposition of any Collateral or of any other property of the Borrowers or any of their Subsidiaries, other than Dispositions described Sections 6.4(a) and 6.4(b).

“Assignee”:  as defined in Section 9.6(a).

“Assignment and Assumption”:  an Assignment and Assumption, substantially in the form of Exhibit A.

“Borrower”:  as defined in the preamble hereto.

“Business”:  as defined in Section 3.14(b).

“Business Day”:  a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Los Angeles are authorized or required by law to close.

“Capital Lease Obligations”:  as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”:  any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalents”:  (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition, (b) Dollar-denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or from Moody’s is at least P-1, in each case with maturities of not more than three hundred sixty-five (365) days from the date of acquisition, (c) commercial paper issued by any issuer bearing at least a “2” rating for any short-term rating provided by S&P and/or Moody’s and maturing within two hundred seventy (270) days of the date of acquisition, (d) repurchase agreements entered into by the Borrower with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500 million for direct obligations issued by or fully guaranteed by the United States, or for mortgage collateral, in which the Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations, (e) variable or fixed rate notes issued by any issuer rated at least AA by S&P (or the equivalent thereof) or at least Aa2 by Moody’s (or the equivalent thereof) and maturing within one (1) year of the date of acquisition and (f) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital and surplus of at least $500 million and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof.

“Change of Control”:  the occurrence of any of the following: (i) the Loan Parties shall sell or transfer all or substantially all of their assets to any Person other than a Loan Party, (ii) any Borrower shall merge or consolidate with another Person other than a Loan Party in a transaction not permitted by this Agreement, (iii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner” (as defined in Rules 13(d)-3 and 13(d) 5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the outstanding Capital Stock of Cadiz or (iv) a “Change in Control” as defined under the Indenture.

“Code”:  the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”:  all property of the Borrowers and their Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Commonly Controlled Entity”:  an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under section 414 of the Code.

“Compliance Certificate”:  a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Contractual Obligation”:  as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Convertible Notes”: the 7.00% Convertible Senior Notes of Cadiz due 2018.

 “Default”:  any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Disposition”:  with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition (including pursuant to a condemnation) thereof.  The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Dollars” and “$”:  dollars in lawful currency of the United States.

“Environmental Laws”:  any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

“ERISA”:  the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default”:  any of the events specified in Section 7, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange”:  as defined in Section 2.1(a).

“GAAP”:  generally accepted accounting principles in the United States as in effect from time to time.  In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the standards or terms in this Agreement, then the Borrower and the Agent agrees to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made.  Until such time as such an amendment shall have been executed and delivered by the Borrower and the Agent, all standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred.  “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”:  any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantee Obligation”:  as to any Person (the “Guaranteeing Person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the guaranteeing person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “Primary Obligations”) of any other third Person (the “Primary Obligor”) in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business.  The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

“Indebtedness”:  of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments (including the Convertible Notes), (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Swap Agreements.  The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Liabilities”:  as defined in Section 9.5.

“Indemnitee”:  as defined in Section 9.5.

“Indenture”: The Indenture dated as of March 5, 2013 between Cadiz and The Bank of New York Mellon, N.A., as Trustee, with respect to the Convertible Notes, as amended, extended, renewed, restated, supplemented or otherwise modified from time to time.

“Insolvency”:  with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”:  pertaining to a condition of Insolvency.

“Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Investments”:  as defined in Section 6.6.

“LC Capital”:  as defined in the preamble hereto.

“Lender”:  as defined in the preamble hereto.

“Lien”:  any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Loan”:  any Secured Term Loan held by any Lender pursuant to this Agreement.

“Loan Documents”:  this Agreement, the Security Documents and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”:  the Borrowers and any of their Subsidiaries that is a party to a Loan Document.

“Material Adverse Effect”:  (a) a material adverse effect on the business, property, operations, condition (financial or other) or prospects of the Borrower and its Subsidiaries taken as a whole, (b) ten (10) Business Days after the occurrence of an event, which would not otherwise fall into the purview of clause (a) above, which results in an adverse effect that has or is reasonably likely to have a financial consequence of Five Hundred Thousand Dollars ($500,000) or more to the Borrower and its Subsidiaries taken as a whole, or (c) a material adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Lenders hereunder or thereunder.

“Material Leased Property”:  any real property located in the United States in which a Loan Party or any of their Subsidiaries has a leasehold interest (excluding any such real property that is used primarily for executive and administrative functions of the Loan Parties).

“Materials of Environmental Concern”:  any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maturity Date”: the third (3rd) anniversary of the Restatement Date.

“Mortgage”:  each mortgage or deed of trust, including, without limitation, the Original Mortgages, any amendments thereto made by any Loan Party in favor of, or for the benefit of, the Agent for the benefit of the Lenders (with such changes thereto as shall be advisable under the law of the jurisdiction in which such mortgage or deed of trust is to be recorded).

“Mortgage Amendment”:  as defined in Section 4.1(a)(iii).

“Mortgaged Properties”:  the real properties listed on Schedule 1.1B, as to which the Agent for the benefit of the Lenders shall be granted a Lien pursuant to the Mortgage.

“Multiemployer Plan”:  a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”:  with respect to any Asset Sale, the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (a) selling expenses (including broker’s fees or commissions, legal fees, transfer and similar taxes and the Borrowers’ good faith estimate of income taxes paid or payable in connection with such sale), (b) amounts provided as a reserve, in accordance with GAAP (to the extent applicable), against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided  that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (c) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money permitted pursuant to Section 6.1 which is secured by the Collateral or other property sold in such Asset Sale (to the extent such Lien is permitted pursuant to Section 6.2) and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset).

“Obligations”:  the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all reasonable fees, charges and disbursements of counsel to the Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

“Original Credit Agreement”:  the Credit Agreement, dated as of June 26, 2006, by and among the Borrowers, the lenders party thereto and Peloton Partners LLP, as administrative agent (“Peloton Agent”), as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006, by and among the Borrowers, the lenders party thereto and Peloton Agent; as further amended pursuant to that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; as further amended pursuant to that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent; and as further amended pursuant to that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement dated as of October 30, 2012, by and among the Borrowers, the lenders party thereto and LC Capital, as administrative agent (and as the same may be further amended and supplemented from time to time prior to the Restatement Date).

“Original Lender”:  as defined in Section 2.1(a).

“Original Loans”:  means the loans under the Original Credit Agreement outstanding immediately prior to the Restatement.

“Original Mortgages”:  means (a) the Mortgage initially recorded in the offices specified on Schedule 3.16(b) on June 29, 2006 and (b) the Mortgage initially recorded in the offices specified on Schedule 3.16(b) on December 3, 2010, in each case, as the same have and may be further amended and supplemented from time to time prior to the Restatement Date.

“PBGC”:  the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Person”:  an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”:  at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Register”:  as defined in Section 9.6(a).

“Reorganization”:  with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event”:  any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. 4043.

“Required Lenders”:  at any time, the holders of more than 50% of the aggregate unpaid principal amount of the Loans then outstanding.

“Requirement of Law”:  as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer”:  the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

“Restatement Date”:  the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied or waived in accordance with the provisions of Section 4.3.

“Restricted Payments”:  as defined in Section 6.5.

“SEC”:  the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“SEC Reports”:  as defined in Section 4.1(c).

“Secured Term Loan”:  a Loan designated as a “Secured Term Loan” in Schedule 1.1A.

“Security Agreement”:  the Amended and Restated Security Agreement to be executed and delivered by the Loan Parties and the Agent, substantially in the form of Exhibit D.

“Security Documents”:  the collective reference to the Security Agreement, the Mortgage and all other security documents hereafter delivered to the Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Borrower under any Loan Document.

“Single Employer Plan”:  any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“Solvent”:  when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature.  For purposes of this definition, (i) “debt” means liability on a “claim”, and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Subsidiary”:  as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.  Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Title Company”:  as defined in Section 4.1(a)(iii).

“United States”:  the United States of America.

1.2 Other Definitional Provisions.  Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Loan Party not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated or otherwise modified from time to time.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

SECTION 2.      AMOUNT AND TERMS OF LOANS

2.1 Original Loans; Exchange.

(a) On the Restatement Date, each lender under the Original Credit Agreement (each an “Original Lender”) having Original Loans outstanding immediately prior to the Restatement Date will exchange such Original Loans (i) in part for Secured Term Loans and (ii) in part for Convertible Notes pursuant to the terms of the Exchange Agreement dated March 4, 2013 among the Lenders and Cadiz (the “Exchange”).

(b) Immediately after giving effect to the Exchange, (i) the aggregate amount of Secured Term Loans outstanding will be Thirty Million Dollars ($30,000,000), (ii) each Lender will hold the principal amount of Secured Term Loans and Convertible Notes set forth opposite such Lender’s name as is set forth in Schedule 1.1A and (iii) the Original Loans so exchanged shall be deemed to have been fully repaid on the Restatement Date.

(c) The Borrowers shall not have any right to reborrow any portion of any Secured Term Loan that may be repaid or prepaid from time to time.

2.2 Repayment of Loans.  The Accreted Loan Value of the Secured Term Loan shall be due and payable on the Maturity Date to the Agent for the account of each Lender as set forth in the Register referenced in Section 9.6(a).

2.3 Optional Prepayments.

(a) At any time and from time to time, the Borrowers may prepay the Secured Term Loans, in whole or in part (in increments of not less than $100,000), for an amount equal to the Accreted Loan Value of the amount being prepaid through the day prior to the date of such prepayment plus the Applicable Prepayment Premium, upon at least thirty (30) Business Days’ notice to the Agent, which notice shall specify the principal amount of the Secured Term Loans to be prepaid and the date on which such prepayment will be delivered to the Agent.  It shall not be a condition to the delivery by the Borrowers of such prepayment notice that the Borrowers have sufficient available funds to make such prepayment.  The Agent shall deliver any prepayment notice it receives from the Borrower under this Section 2.3(a) to the Lenders within three (3) Business Days of receipt of such notice.

(b) The Borrowers shall not have any right to prepay the Loans other than as set forth in this Section 2.3.

2.4 Interest Rates and Payment Dates.  Interest on the Loans shall accrete to the outstanding principal amount of the Loans (including any additional principal amount added pursuant to this Agreement) at the at a rate per annum equal to the Applicable Rate (compounded quarterly on each March 5, June 5, September 5 and December 5 after the Restatement Date) from and including the Restatement Date through but excluding the date of payment or prepayment.  If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), all outstanding Loans (whether or not overdue) shall bear interest at a rate per annum equal to the Applicable Rate plus two percent (2.0%).

2.5 Computation of Interest and Fees.  Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed.

2.6 Mandatory Prepayments.  In the event of any Asset Sale, the Borrowers shall, within five (5) Business Days after the receipt of Net Cash Proceeds of such Asset Sale, apply the Net Cash Proceeds of such Asset Sale first to prepay all amounts due under the Secured Term Loans and the Applicable Prepayment Premium thereon.  The Agent shall deliver any notice of deposit it receives from the Borrower under this Section 2.6 to the Lenders within three (3) Business Days.

SECTION 3.     REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

3.1 No Change.  Since the last day of the fiscal year with respect to which Cadiz has filed with the SEC an Annual Report on Form 10-K, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

3.2 Existence; Compliance with Law.  Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.3 Power; Authorization; Enforceable Obligations.  Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and , in the case of the Borrower, to obtain extensions of credit hereunder.  Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement.  No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except the filings referred to in Section 3.16.  Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto.  This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.4 No Legal Bar.  The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).  No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.

3.5 Litigation.  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

3.6 No Default.  No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.

3.7 Ownership of Property; Liens.  Each Loan Party has title in fee simple to, or a valid leasehold interest in, all its real property (including without limitation the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose, water therefrom) other than the property currently owned by Harweal Investments Limited, the name of which has subsequently been changed to EVCO Limited, as nominee for Cadiz Land Company, Inc., which property is subject to no Liens other than Liens in favor of a Loan Party.  Each Loan Party has good title to, or a valid leasehold interest in, all its other property.  Each Loan Party represents that Octagon Partners, LLC, a California limited liability company and an Affiliate of each of the Borrowers, has title in fee simple to all its real property (including without limitation the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose water therefrom).  None of such property referenced in this Section 3.7 is subject to any Lien except as permitted by Section 6.2 or such other minor defects in title that do not interfere with such Loan Party’s ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.  The property subject to the Mortgage comprises all of the real property owned by the Loan Parties and any of their Subsidiaries or Affiliates and all of the Material Leased Properties.

3.8 Intellectual Property.  Each Loan Party owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted.  No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does any Loan Party know of any valid basis for any such claim.  The use of Intellectual Property by each Loan Party does not infringe on the rights of any Person in any material respect.

3.9 Taxes.  Each Loan Party has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than (i) any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the relevant Loan Party or (ii) to the extent the failure of which could not reasonably be expected to result in a Material Adverse Effect).  No tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

3.10 ERISA.  No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, each Plan has satisfied the applicable “minimum funding standard” and has had no “waived funding deficiency” (as such terms are defined in section 412 of the Code and section 302 of ERISA) during the five-year period prior to the date on which this representation is made or deemed made, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code.  No “prohibited transaction” (and the transactions contemplated by this Agreement, will not constitute, or indirectly result in, a “prohibited transaction” within the meaning of section 4975 of the Code or section 406 of ERISA) has occurred, or is expected to occur, which has subjected, or could subject, the Mortgaged Properties, Borrower, or any officer, director or employee of the Borrower, or Trustee of any Single Employer Plan, administrator or other fiduciary to any tax or penalty on prohibited transactions imposed by either section 502 of ERISA or section 4975 of the Code or any other liability with respect thereto.  No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period.  The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount.  Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw partially or completely from any or all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made.  No such Multiemployer Plan is in Reorganization or Insolvent.

3.11 Investment Company Act; Other Regulations.  No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.  No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board of Governors of the Federal Reserve System of the United States or any successor thereto) that limits its ability to incur Indebtedness.

3.12 Subsidiaries.  Except as disclosed to the Agent by the Borrower in writing from time to time after the Restatement Date, (a) Schedule 3.12 sets forth the name and jurisdiction of formation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) except as disclosed in public filings to the SEC, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except as created by the Loan Documents.

3.13 Not Used.

3.14 Environmental Matters.  Except as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

(a) the Mortgaged Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(b) no Loan Party has received or is aware of any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Mortgaged Properties or the business operated by any Loan Party (the “Business”), nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(c) Materials of Environmental Concern have not been transported or disposed of from the Mortgaged Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Mortgaged Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower, threatened, under any Environmental Law to which any Loan Party is or will be named as a party with respect to the Mortgaged Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Mortgaged Properties or the Business;

(e) there has been no release or threat of release of Materials of Environmental Concern at or from the Mortgaged Properties, or arising from or related to the operations of any Loan Party in connection with the Mortgaged Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws;

(f) the Mortgaged Properties and all operations at the Mortgaged Properties are in compliance, and have in the last five years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Mortgaged Properties or violation of any Environmental Law with respect to the Mortgaged Properties or the Business; and

(g) no Loan Party has assumed any liability of any other Person under Environmental Laws.

3.15 Accuracy of Information, Etc.  No statement or information contained in this Agreement, any other Loan Document, any SEC Report or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Agent or the Lenders or filed with the SEC, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading.  There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, any SEC Report or in any other documents, certificates and statements furnished to the Agent or the Lenders or filed with the SEC for use in connection with the transactions contemplated hereby and by the other Loan Documents.

3.16 Security Documents.

(a) The Security Agreement is effective to create in favor of the Agent, for the benefit of the Lenders holding Secured Term Loans, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof.  In the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 3.16(a) in appropriate form are filed in the offices specified on Schedule 3.16(a), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Security Agreement) under the Secured Term Loans, in each case prior and superior in right to any other Person (except, in the case of Collateral, Liens permitted by Section 6.2).

(b) The Mortgage is effective to create in favor of the Agent for the benefit of the Lenders holding Secured Term Loans, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgage is filed in the offices specified on Schedule 3.16(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage) under the Secured Term Loans, in each case prior and superior in right to any other Person (except exceptions permitted by the Agent in the relevant title policies).  Schedule 1.1B lists, as of the Restatement Date, each parcel of real property owned in fee by the Loan Parties and any of their Subsidiaries and each leasehold interest in Material Leased Properties.  All of the properties listed on Schedule 1.1B shall be subject to the Mortgage.

3.17 Solvency.  Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith, will be and will continue to be, Solvent.

3.18 Regulation H.  No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

3.19 Labor Matters.  Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:  (a) there are no strikes or other labor disputes against any Loan Party pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Loan Party.

SECTION 4.     CONDITIONS

4.1 Conditions to Restatement Date.  The occurrence of the Restatement Date and the obligations of each Lender to otherwise complete the transactions contemplated by this Agreement are, in each case, subject to the satisfaction of each of the following conditions precedent:

(a) Credit Agreement; Mortgage Amendments; Security Agreement.  The Agent shall have received (i) this Agreement, executed and delivered by the Borrowers, the Agent and each of the Lenders; (ii) Amendments to the Mortgages, in the form attached hereto as Exhibit E, and in scope and substance satisfactory to the Agent (the “Mortgage Amendments”), executed and delivered by the Agent, the Borrowers and Chicago Title (the “Title Company”), as trustee; and (iii) the Security Agreement, executed and delivered by each Loan Party party thereto and, as applicable, the Agent.

(b) [Intentionally Omitted].

(c) SEC Filings.  The Borrower shall have filed with the SEC all annual reports on Form 10-K, all quarterly reports on Form 10-Q, all periodic reports on Form 8-K and each preliminary and definitive proxy statement on Schedule 14A required to be filed as of the Restatement Date (collectively, the “SEC Reports”).  There shall have not have been any restatement of the financial statements of the Borrower contained in the SEC Reports that has not been included in an SEC Report filed prior to the Restatement Date.

(d) Approvals and Filings.  All governmental and third party approvals and filings (including landlords’ consents and the SEC Reports) necessary in connection with the continuing operations of the Loan Parties and the transactions contemplated hereby shall have been obtained and/or filed and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose adverse conditions on the financing contemplated hereby.

(e) Expenses.  The Lenders and the Agent shall have received payment of all expenses (including the reasonable fees and expenses of legal counsel) for which invoices have been presented prior to the Restatement Date.

(f) Bring Down.  The representations and warranties contained in the Loan Documents shall be true and correct as if made on and as of the Restatement Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date) and no default or event of default under the Original Credit Agreement or Default or Event of Default shall have occurred and, as of the Restatement Date, be continuing.

(g) CRE Amendment.  CRE shall have amended its Limited Liability Company Agreement, dated as of December 11, 2003 (as amended), substantially in the form attached hereto as Exhibit G.

(h) Closing Certificate; Good Standing Certificates.  The Agent shall have received (i) a certificate of each Loan Party, dated the Restatement Date, substantially in the form of Exhibit F, with appropriate insertions and attachments and (ii) a good standing certificate from each Borrower from its jurisdiction of incorporation and the State of California dated not earlier than thirty (30) days prior to the Restatement Date.

(i) Legal Opinion. The Agent shall have received the legal opinions of Theodora Oringher P.C. and Cadwalader, Wickersham & Taft LLP, each counsel to the Loan Parties, in form and substance satisfactory to the Agent.

4.2 Conditions Subsequent to the Restatement Date.  No later than the Restatement Date (a) the Mortgage Amendments shall have been duly recorded in the offices specified on Schedule 3.16(b), (b) the Agent shall have received evidence, in form, scope and substance satisfactory to the Agent of such recordation and (c) the Agent shall have received the irrevocable and unconditional commitment of the Title Company to issue to the Agent, on behalf of the Lenders, in form, scope and substance satisfactory to the Agent, effective as of the date and time the Mortgage Amendments are recorded, endorsements to each Lender’s Policy which shall (i) redate each policy and all endorsements to the date of recording of the Mortgage Amendments, (ii) reduce the aggregate amount of the policies to Thirty Million Dollars ($30,000,000), plus accreted interest (to be allocated among the policies in such manner as deemed appropriate by Agent), (iii) reflect continued priority of the Mortgages, (iv) contain any endorsements as to other matters as the Agent reasonably deems necessary or advisable, which endorsements shall each be in form, scope and substance satisfactory to the Agent, (v) be subject to no monetary liens (other than non-delinquent real property taxes) and only such non-monetary title exceptions as reasonably approved by the Agent.  Notwithstanding the foregoing, Agent shall approve of any title exception (x) that was set forth in the Lender’s Policies previously approved by the Agent in respect of the Original Credit Agreement or (y) that Agent in its reasonable discretion determines would not have a Material Adverse Effect on the value of the Collateral, either now or in the future.  In conjunction with the foregoing conditions, as soon as reasonably possible after the Effective Date, Borrowers shall cause the Title Company to provide to the Agent a supplemental title report reflecting any new exceptions to title not appearing in the existing Lender’s Policy relating to each Mortgage.  Any premiums, expenses or fees charged by the Title Company in connection with issuing the foregoing policies and/or endorsements shall be the responsibility of the Borrowers.

4.3 Waiver of Conditions.  Each of the conditions precedent set forth in Section 4.1 may be waived with the consent of each of the Lenders.

SECTION 5.     AFFIRMATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as any Loan is owing to any Lender hereunder, each of the Borrowers shall and shall cause each of its Subsidiaries to:

5.1 Financial Statements.  Furnish to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, by PriceWaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing;

(b) within 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and (c) at the request of the Agent and to the extent prepared for, and concurrently with the delivery to, Cadiz’s management or Board of Directors, after the end of each month occurring during each fiscal year of the Borrower, the unaudited consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments). All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

5.2 Certificates; Other Information.  Furnish to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) upon Agent’s request at a cost to the Borrowers not to exceed Ten Thousand Dollars ($10,000), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

(b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information necessary for determining compliance by each Loan Party with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Agent, a description of any change in the jurisdiction of organization of any Loan Party and a list of any Intellectual Property acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (y);

(c) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC; and

(d) promptly, such additional financial and other information as the Agent may from time to time reasonably request.

5.3 Payment of Obligations.  Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Borrower.

5.4 Maintenance of Existence; Compliance.

(a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(b) Comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.5 Maintenance of Property; Insurance.

(a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

5.6 Inspection of Property; Books and Records; Discussions.

(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

(b) permit representatives of the Agent and each Lender to concurrently visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Loan Parties with officers and employees of the Loan Parties and with their independent certified public accountants.

5.7 Notices.  Promptly give notice to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) the occurrence of any Default or Event of Default;

(b) any (i) default or event of default under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding that may exist at any time between any Loan Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Loan Party (i) in which the amount involved is $500,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document;

(d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:  (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

(e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

5.8 Environmental Laws.

(a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, and

(b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

5.9 Additional Collateral, Etc.

(a) With respect to any property acquired after the Restatement Date by any Loan Party (other than (x) any property described in paragraph (b) below or (y) any property subject to a Lien expressly permitted by Section 6.2(f)) as to which the Agent, for the benefit of the Lenders does not have a perfected Lien, promptly (i) execute and deliver to the Agent such amendments to the Security Agreement or Mortgages and such other documents as the Agent deems necessary or advisable to grant to the Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Agent.

(b) With respect to any After-Acquired Property, promptly (i) deliver an amended and restated version of Schedule 1.1B which shall include a legal description of such After-Acquired Property, (ii) unless directed otherwise by the Agent, deliver a Phase I environmental assessment with respect to such After-Acquired Property, (iii) execute and deliver a first priority Mortgage, in favor of the Agent, for the benefit of the Lenders, covering such After-Acquired Property, (iv) provide the Agent with (x) title and extended coverage insurance covering such After-Acquired Property in an amount at least equal to the purchase price of such real property (or such other amount as shall be reasonably specified by the Agent) and (y) any consents and estoppels reasonably deemed necessary or advisable by the Agent in connection with such Mortgage, each of the foregoing in form, scope and substance reasonably satisfactory to the Agent and (v) if requested by the Agent, deliver to the Agent legal opinions relating to matters described above, which opinions shall be in form, scope and substance, and from counsel, reasonably satisfactory to the Agent.

SECTION 6.     NEGATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as any Loan or other amount is owing to any Lender hereunder, each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

6.1 Indebtedness.  Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness (including, without limitation, Capital Lease Obligations) incurred to finance the acquisition, construction or improvement of any assets, and Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of such Indebtedness shall not exceed $500,000 at any one time outstanding;

(c) Indebtedness of any Loan Party to any other Loan Party, provided that any such intercompany loan is evidenced by a note that is pledged to the Agent for the benefit of the Lenders;

(d) Indebtedness constituting unsecured debt in an aggregate principal amount not to exceed $250,000 at any one time outstanding; and

(e) Indebtedness constituting Convertible Notes in an aggregate original principal amount not to exceed $53,458,000 at any one time outstanding plus any accretion to such principal amount pursuant to the terms of the Indenture and the Convertible Notes.

6.2 Liens.  Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(f) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 6.1(b), provided that (i) such Liens are incurred prior to 90 days after such acquisition or the completion of such construction or improvement, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

(g) Liens created pursuant to the Security Documents;

(h) any interest or title of a lessor under any lease entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

(i) Liens arising out of any judgment awarded against the Borrower which have been discharged, vacated, reversed or execution thereof stayed pending appeal;

(j) Liens with respect to which the Borrower or related lessee shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Agent and which does not involve any material risk of the sale, forfeiture or loss of any interest in Borrower’s real or personal property;

(k) Liens described in the Lender’s Policy issued by the Title Company, insuring priority in the Mortgage, and permitted by the Agent as of the Restatement Date; and

(l) Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed (as to the Loan Parties) $200,000 at any one time outstanding.

6.3 Fundamental Changes.  Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that any Investment expressly permitted by Section 6.6 may be structured as a merger, consolidation or amalgamation.

6.4 Disposition of Property.  Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary’s Capital Stock to any Person, except:

(a) the Disposition of obsolete or worn out property in the ordinary course of business;

(b) the Disposition of other property having a fair market value not to exceed $200,000 in the aggregate for any fiscal year of the Borrower.

6.5 Restricted Payments.  Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower (collectively, “Restricted Payments”), except that any Subsidiary may make Restricted Payments to the Borrowers.  Notwithstanding the foregoing, this Section 6.5 shall not prohibit (a) Cadiz from converting all or any portion of the Convertible Notes into Capital Stock of the Company pursuant to the terms of the Indenture or (b) the Borrowers from making the following payments, (i) the Accreted Principal Amount on the Maturity Date (as defined in the Indenture) or any Default Interest, (ii) the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, (iii) and cash in lieu of fractional shares of Common Stock upon conversion of the Convertible Notes pursuant to the Indenture and (iv) cash payable in respect of shares of Common Stock that cannot be issued pursuant to Section 10.24 of the Indenture.  Capitalized terms used in the preceding sentence of this Section 6.5 without definition shall have the meanings ascribed to such terms in the Indenture.

6.6 Investments.  Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) investments in Cash Equivalents;

(c) intercompany Investments by any Loan Party in another Loan Party;

(d) acquisitions (by merger, purchase of securities or purchase of assets) where 100% of the purchase price is paid in the Capital Stock of Cadiz, provided that (i) any such acquisition must be reasonably acceptable to the Agent and the Required Lenders and (ii) any equity interests so acquired must be pledged to the Agent, for the benefit of the Lenders, as provided in Section 5.9(a).

6.7 Transactions with Affiliates.  Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than among the Loan Parties) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the relevant Loan Party, and (c) upon fair and reasonable terms no less favorable to the relevant Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate.

6.8 Sales and Leasebacks.  Enter into any arrangement with any Person providing for the leasing by any Borrower of real or personal property that has been or is to be sold or transferred by such Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Borrower.

6.9 Swap Agreements.  Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary.

6.10 Changes in Fiscal Periods.  Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower’s method of determining fiscal quarters.

6.11 Negative Pledge Clauses.  Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Parties to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents and (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby).

6.12 Clauses Restricting Subsidiary Distributions.  Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents or the limited liability company agreement of CRE, (ii) imposed by law, or (iii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

6.13 Lines of Business.

(a) With respect to any Loan Party, enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

(b) With respect to any Subsidiary that is not a Loan Party, engage in any business activity, incur any liabilities or own any assets, other than those activities relating to the maintenance of its legal existence as an inactive Subsidiary.

6.14 Amendments to Organizational Documents.  Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the organizational documents of any Borrower or any Subsidiary.

6.15 Other Senior Indebtedness.  Incur any Indebtedness senior to or pari passu with the Secured Term Loans or secured by the Collateral without the consent of all of the holders of the Secured Term Loans.

6.16 Convertible Note Payments.  Make any cash payment with respect to Convertible Notes, other than (i) the Accreted Principal Amount on the Maturity Date (as defined in the Indenture) or any Default Interest, (ii) the Fundamental Change Repurchase Price on the Fundamental Change Repurchase Date, (iii) and cash in lieu of fractional shares of Common Stock upon conversion of the Convertible Notes pursuant to the Indenture and (iv) cash payable in respect of shares of Common Stock that cannot be issued pursuant to Section 10.24 of the Indenture.  Capitalized terms used in this Section 6.16 without definition shall have the meanings ascribed to such terms in the Indenture.

SECTION 7.     EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrower shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five (5) days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c) (i) any Loan Party shall default in the observance or performance of any agreement contained in Section 5.4(a), Section 5.7, or Section 6 of this Agreement or Sections 4.5 of the Security Agreement, (ii) the conditions subsequent set forth in Section 4.2 shall not have been satisfied, (iii) an “Event of Default” under the Indenture shall have occurred and be continuing, or (iv) an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Agent; or

(e) any Loan Party shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto beyond the period of grace, if any; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; Provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $500,000; or

(f) (i) any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g)  (i) any Person shall engage in any “prohibited transaction” (as defined in section 406 of ERISA or section 4975 of the Code) involving any Plan, (ii) any “unpaid minimum required contribution” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against any Loan Party involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $500,000 or more, and all such judgments or decrees shall not have been paid, satisfied, vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j) a Change of Control;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, the Agent may, or upon the request of the Required Lenders (or any Lender with respect to an Event of Default specified in paragraph (j) above (solely with respect to such Lender’s Loans)), by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.  Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.  Nothing in this Agreement or any of the Loan Documents shall impair any Lender’s right to enforce its claims for amounts owed to such Lender hereunder and under the Loan Documents following the Maturity Date until payment in full of the Obligations and, subject to the provisions of this Section 7 and Section 9.1, to pursue any enforcement action or remedies at law or equity with respect to amounts owed to any Lender as such Lender shall determine in its sole discretion.

SECTION 8.     THE AGENT

8.1 Appointment.  Each Lender hereby irrevocably designates and appoints the Agent as the administrative agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

8.2 Delegation of Duties.  The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties.  The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

8.3 Exculpatory Provisions.  Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder.  The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

8.4 Reliance By Agent.  The Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent.  The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.  The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

8.5 Notice of Default.  The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”.  In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders.  The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

8.6 Non-Reliance on Agent and Other Lenders.  Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender.  Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement.  Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

8.7 Indemnification.  The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective holding of the outstanding Loans in effect on the date on which indemnification is sought under this Section, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

8.8 Agent In Its Individual Capacity.  The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Agent were not an Agent.  The terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

8.9 Successor Agent.  The Agent may resign as Agent upon ten (10) days’ notice to the Lenders and the Borrower.  If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans.  If no successor agent has accepted appointment as Agent by the date that is 10 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

SECTION 9.     MISCELLANEOUS

9.1 Amendments and Waivers.  Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1.  The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Agent, the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that, in the case of clause (a) and clause (b) hereof, no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 9.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all Lenders; (iv) release all or substantially all of the Collateral or amend, modify or waive the last paragraph of Section 7 or Section 5.5 of the Security Agreement, in each case without the written consent of all Lenders; (v) amend, modify or waive any of the provisions of the Security Agreement (other than Section 5.5), or amend, modify or waive any of the provisions of Section 2.6, Section 3.7,  Section 3.16, Section 3.18, Section 5.9, Section 6.4, Section 6.8 or Section 6.15 or any of the definitions relating to any of the foregoing, in each case without the written consent of the Required Lenders; or (vi) amend, modify or waive any provision of this Section 9 without the written consent of the Agent.  Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agent and all future holders of the Loans.  In the case of any waiver, the Loan Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

9.2 Notices.  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or, in the case of telecopy notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

Borrowers:

          Cadiz Inc.
          550 South Hope Street, Suite 2850
          Los Angeles, CA 90017
          Attention: Chief Financial Officer
          Telecopy: 213-271-1614
          Telephone: 213-271-1600

with a copy to:

          Theodora Oringher P.C.
          10880 Wilshire Boulevard, Suite 1700
          Los Angeles, CA 90024
          Attention: Howard Unterberger
          Telecopy: 310-551-0283
          Telephone: 310-557-2009

Agent:

          LC Capital Master Fund, Ltd.
          c/o Lampe Conway & Company
          680 Fifth Avenue, Suite 1202
          New York, New York 10019
          Attention: Steven G. Lampe
          Telecopy: 212-581-8999
          Telephone:  212-581-8989

with a copy to:

          Manatt, Phelps & Phillips, LLP
          7 Times Square
          New York, NY 10036
          Attention:  Neil S. Faden
          Telecopy: 212-790-4545
          Telephone:  212-790-4500

provided that any notice, request or demand to or upon the Agent or the Lenders shall not be effective until received.

Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent.  The Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it;

provided that approval of such procedures may be limited to particular notices or communications.

9.3 No Waiver; Cumulative Remedies.  No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4 Survival of Representations and Warranties.  All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

9.5 Payment of Expenses and Taxes; Indemnification.  The Borrower agrees (a) to pay or reimburse the Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Restatement Date (in the case of amounts to be paid on the Restatement Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Agent shall deem appropriate, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold the Agent and the Lenders harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the each Lender and the Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the Mortgaged Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (all the foregoing in this clause (d), collectively, the “Indemnified Liabilities”), provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.  Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee.  All amounts due under this Section 9.5 shall be payable not later than 10 days after written demand therefor.

9.6 Successors and Assigns; Assignments and Participations.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Agent (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) the Lenders may not assign or otherwise transfer its rights or obligations hereunder except to an assignee (“Assignee”).  Subject to acceptance and recording thereof pursuant to this Section, from and after the effective date specified in each Assignment and Assumption the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.5).  The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive, and the Borrower, the Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.  Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), and any written consent to such assignment required by this Section, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(b) Any Lender may, without the consent of the Borrower or the Agent, sell participations to one or more entities in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement may provide that such Lender will not, without the consent of the loan participant, agree to any amendment, modification or waiver that (x) requires the consent of each Lender directly affected thereby pursuant to Section 9.1 and (y) directly affects such loan participant.

9.7 Surety Waivers.  This paragraph is included solely out of an abundance of caution, and shall not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Agreement or to any of the Obligations, or that CRE is a guarantor hereunder.  As used in this paragraph, any reference to “the principal” includes Cadiz, and any reference to “the creditor” includes the Agent and the Lenders.  In accordance with Section 2856 of the California Civil Code:  (a) CRE unconditionally and irrevocably waives any and all rights and defenses available to it by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code; and (b) CRE unconditionally and irrevocably waives any and all rights and defenses available to it by reason of the Obligation being secured by real property or otherwise, including without limitation, any rights and defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure or other law, which means, among other things, (1) the creditor may collect from CRE without first foreclosing on any real or personal property collateral pledged by the principal, (2) if the creditor forecloses on any real property collateral pledged by the principal, (A) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price and (B) the creditor may collect from CRE even if the creditor, by foreclosing on the real property collateral, has destroyed any right CRE may have to collect from the principal, and (3) CRE is waiving all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for the Obligations, has destroyed CRE’s rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise, and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Obligations, has destroyed CRE’s rights of contribution against any other guarantor.  No other provision of this Agreement shall be construed as limiting the generality of any of the covenants and waivers set forth in this paragraph.

9.8 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

9.9 Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.10 Integration.  This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any such party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.11 Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.12 Submission To Jurisdiction; Waivers.  Each of the Borrowers hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrowers at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

9.13 Acknowledgments.  Each of the Borrowers hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; and

(b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Borrowers and the Lender.

9.14 Confidentiality.  Each of the Agent and each Lender agrees to keep confidential all material non-public information provided to it by any Loan Party pursuant to or in connection with this Agreement that is designated as confidential; provided that nothing herein shall prevent the Agent or any Lender from disclosing any such information (a) to the Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section, to any actual or prospective Assignee, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document.  The Agent and each Lender further agrees that it shall not engage in any public purchases or sales of any securities of Cadiz for so long as the Agent or such Lender possesses material non-public information about the Borrowers.

9.15 Waivers of Jury Trial.  EACH OF THE BORROWERS , THE AGENT, AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CADIZ INC.

By:/s/ Timothy J. Shaheen
Name: Timothy J. Shaheen
Title: CFO

CADIZ REAL ESTATE LLC

By: /s/ Timothy J. Shaheen
Name:Timothy J. Shaheen
Title:CEO

(signature page to Amended and Restated Credit Agreement)

THE AGENT:

LC CAPITAL MASTER FUND, LTD.,
as Administrative Agent

By: /s/ Richard F. Conway
Name: Richard F. Conway
Title: Director

(signature page to Amended and Restated Credit Agreement)

THE LENDERS:

LC CAPITAL MASTER FUND, LTD.,
as Lender

By: /s/ Richard F. Conway
Name: Richard F. Conway
Title: Director

(signature page to Amended and Restated Credit Agreement)

MILFAM II L.P.

By: Milfam LLC, as general partner

By: /s/ Lloyd Miller, III
Name: Lloyd Miller, III
Title: Managing Member

(signature page to Amended and Restated Credit Agreement)

WATER ASSET MANAGEMENT—MANAGED ACCOUNT #1, L.L.C.,

By: /s/ Matthew Diserio
Name: Matthew Diserio
Title: Member

Schedule 1.1A

LENDERS AND LOAN AMOUNTS

Lender	Secured Term Loan	Convertible Notes
LC CAPITAL MASTER FUND, LTD. c/o Lampe, Conway & Company LLC 680 Fifth Avenue, Suite 1202 New York, NY 10019 Attn: Steven G. Lampe Telecopy: 212-581-8999 Telephone: 212-581-8989 with a copy to: Manatt, Phelps & Phillips, LLP 7 Times Square New York, NY 10036 Attn: Neil S. Faden Telecopy: 212-790-4545 Telephone: 212-790-4500	$24,370,000	$29,426,000
MILFAM II L.P. 222 Lakeview Avenue, Suite 160-365 West Palm Beach, FL 33401 Attn: Eric Fangmann Telecopy: 619-923-2908 Telephone: 561-287-5399 with a copy to: O’Melveny & Myers LLP 400 South Hope Street Los Angeles, CA 90071 Attn: Steve Warren Telecopy: 213-430-6407 Telephone: 213-430-7875	$4,353,000	$5,256,000
WATER ASSET MANAGEMENT—MANAGED ACCOUNT c/o Water Asset Management, LLC 509 Madison Avenue, Suite 804 New York, NY 10022 Attn: Stacy Kincaid Telecopy: 212-754-5101 Telephone:	$1,277,000	$1,276,000
AGGREGATE TERM LOANS/COMMITMENTS	$30,000,000	$35,958,000

Schedule 1.1B

MORTGAGED PROPERTIES

SCHEDULE 1.1B:  MORTGAGED PROPERTIES
Parcel Number	Legal Description	Area	Owner’s Title Policy	Acreage	Purchase Date	Use
0556-271-06-0000	T5N R13E Sec 1	Cadiz	TICOR no. 901984	673.82	10/14/1988	Undeveloped
0556-271-25-0000	T5N R13E Sec 13	Cadiz	TICOR no. 901984	129.60	10/14/1988	Undeveloped
0556-271-26-0000	T5N R13E Sec 13	Cadiz	TICOR no. 901984	440.80	10/14/1988	Undeveloped
0556-281-02-0000	T5N R14E Sec 5	Cadiz	TICOR no. 901984	682.38	10/14/1988	Undeveloped
0556-281-12-0000	T5N R14E Sec 9	Cadiz	TICOR no. 901984	640.00	10/14/1988	Undeveloped
0556-281-13-0000	T5N R14E Sec 8	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-281-17-0000	T5N R14E Sec 18	Cadiz	TICOR no. 864655	624.68	12/31/1986	Undeveloped
0556-281-19-0000	T5N R14E Sec 17	Cadiz	TICOR no. 864655	280.00	12/31/1986	Undeveloped
0556-281-20-0000	T5N R14E Sec 17	Cadiz	TICOR no. 864655	332.00	12/31/1986	Undeveloped
0556-291-10-0000	T5N R14E Sec 16	Cadiz	no owner’s title policy	106.00	11/6/1984	Undeveloped
0556-291-11-0000	T5N R14E Sec 16	Cadiz	no owner’s title policy	500.00	11/6/1984	Undeveloped
0556-301-06-0000	T5N R14E Sec 13	Cadiz	TICOR no. 901984	342.70	10/14/1988	Undeveloped
0556-301-07-0000	T5N R14E Sec 13	Cadiz	TICOR no. 901984	276.22	10/14/1988	Undeveloped
0556-311-01-0000	T5N R14E Sec 19	Cadiz	TICOR no. 864655	646.78	12/31/1986	Undeveloped
0556-311-02-0000	T5N R14E Sec 20	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-311-05-0000	T5N R14E Sec 23	Cadiz	TICOR no. 864655	632.71	12/31/1986	Undeveloped
0556-311-06-0000	T5N R14E Sec 24	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-311-10-0000	T5N R14E Sec 28	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-311-11-0000	T5N R14E Sec 29	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-311-14-0000	T5N R14E Sec 32	Cadiz	TICOR no. 864655	640.00	12/31/1986	Undeveloped
0556-311-16-0000	T5N R14E Sec 34	Cadiz	no owner’s title policy	640.00	N/A	Undeveloped
0556-311-17-0000	T5N R14E Sec 35	Cadiz	no owner’s title policy	638.57	N/A	Undeveloped
0556-311-41-0000	T5N R14E Sec 25	Cadiz	TICOR no. 901984	628.50	10/14/1988	Undeveloped
0556-311-47-0000	T5N R14E Sec 26	Cadiz	TICOR no. 864655	536.93	12/31/1986	Undeveloped
0556-311-49-0000	T5N R14E Sec 21	Cadiz	TICOR no. 864655	37.58	12/31/1986	Vineyard-PSWRI
0556-311-52-0000	T5N R14E Sec 21	Cadiz	TICOR no. 864655	484.82	12/31/1986	Undeveloped
0556-311-53-0000	T5N R14E Sec 21	Cadiz	CT no. 8222127	80.00	12/31/1986	Vineyard-SWFG
0556-321-02-0000	T4N R14E Sec 5	Cadiz	CT no. 8222127	640.92	10/14/1988	Undeveloped-SWFG
0556-321-03-0000	T4N R14E Sec 4	Cadiz	TICOR no. 901984	639.60	10/14/1988	Undeveloped
0556-321-04-0000	T4N R14E Sec 3	Cadiz	TICOR no. 864655	640.68	12/31/1986	Undeveloped
0556-321-05-0000	T4N R14E Sec 2	Cadiz	CT no. 8222127	640.22	10/14/1988	Undeveloped-SWFG
0556-321-06-0000	T4N R14E Sec 1	Cadiz	CT no. 8222127	639.42	10/14/1988	Undeveloped-SWFG
0556-321-10-0000	T4N R14E Sec 9	Cadiz	CT no. 8222127	640.00	10/14/1988	Undeveloped-SWFG
0556-321-18-0000	T4N R14E Sec 13	Cadiz	TICOR no. 901984	640.00	10/14/1988	Undeveloped
0556-341-01-0000	T5N R14E Sec 33, Par 1	Cadiz	CT no. 8222127	36.45	12/31/1986	Vineyard-SWFG
0556-341-03-0000	T5N R14E Sec 33, Par 3	Cadiz	CT no. 8222127	38.81	12/31/1986	Vineyard-SWFG
0556-341-04-0000	T5N R14E Sec 33, Par 4	Cadiz	CT no. 8222127	36.45	12/31/1986	Vineyard-Cadiz
0556-341-05-0000	T5N R14E Sec 33, Par 5	Cadiz	CT no. 8222127	36.45	12/31/1986	Vineyard-SWFG
0556-341-06-0000	T5N R14E Sec 33, Par 6	Cadiz	CT no. 8222127	38.81	12/31/1986	Vineyard-SWFG
0556-341-07-0000	T5N R14E Sec 33, Par 7	Cadiz	CT no. 8222127	38.81	12/31/1986	Vineyard-SWFG
0556-341-08-0000	T5N R14E Sec 33, Par 8	Cadiz	CT no. 8222127	36.45	12/31/1986	Vineyard-SWFG
0556-351-01-0000	T5N R14E Sec 33, Par 9	Cadiz	CT no. 8222127	36.89	12/31/1986	Vineyard-SWFG
0556-351-02-0000	T5N R14E Sec 33, Par 10	Cadiz	CT no. 8222127	38.96	12/31/1986	Vineyard-SWFG
0556-351-03-0000	T5N R14E Sec 33, Par 11	Cadiz	CT no. 8222127	39.06	12/31/1986	Vineyard-SWFG
0556-351-04-0000	T5N R14E Sec 33, Par 12	Cadiz	CT no. 8222127	36.78	12/31/1986	Vineyard-SWFG
0556-351-05-0000	T5N R14E Sec 33, Par 13	Cadiz	CT no. 8222127	36.87	12/31/1986	Vineyard-SWFG
0556-351-06-0000	T5N R14E Sec 33, Par 14	Cadiz	CT no. 8222127	39.38	12/31/1986	Vineyard-SWFG
0556-351-07-0000	T5N R14E Sec 33, Par 15	Cadiz	CT no. 8222127	39.48	12/31/1986	Vineyard-SWFG
0556-351-08-0000	T5N R14E Sec 33, Par 16	Cadiz	CT no. 8222127	39.56	12/31/1986	Vineyard-SWFG
0558-181-04-0000	T6N R14E Sec 31	Cadiz	no owner's title policy	30.00	12/26/1985	Undeveloped
0558-201-11-0000	T6N R14E Sec 29	Cadiz_Option	CT no. 6053782	640.00	12/26/1996	Undeveloped
0558-201-13-0000	T6N R14E Sec 33	Cadiz_Option	CT no. 6053782	448.00	12/26/1996	Undeveloped
0558-201-14-0000	T6N R14E Sec 33	Cadiz_Option	CT no. 6053782	165.50	12/26/1996	Undeveloped
0653-021-14-0000	T4N R15E Sec 17	Cadiz	TICOR no. 9101984	640.00	10/14/1988	Undeveloped
0653-041-10-0000	T5N R15E Sec 9	Cadiz	TICOR no. 9101984	440.00	10/14/1988	Undeveloped
0653-041-13-0000	T5N R15E Sec 8	Cadiz	TICOR no. 9101984	560.10	10/14/1988	Undeveloped
0653-041-15-0000	T5N R15E Sec 18	Cadiz	TICOR no. 864655	622.44	12/31/1986	Undeveloped
0653-041-16-0000	T5N R15E Sec 17	Cadiz	TICOR no. 9101984	612.52	10/14/1988	Undeveloped
0653-041-23-0000	T5N R15E Sec 5	Cadiz	TICOR no. 9101984	622.00	10/14/1988	Undeveloped
0653-041-24-0000	T5N R15E Sec 5	Cadiz	TICOR no. 9101984	12.80	10/14/1988	Undeveloped
0654-011 -03-0000	T6N R15E Sec 21	Cadiz	TICOR no. 9101984	640.00	10/14/1988	Undeveloped
0654-011-11-0000	T6N R15E Sec 29	Cadiz	TICOR no. 9101984	640.00	10/14/1988	Undeveloped
0654-011-21-0000	T6N R15E Sec 33	Cadiz	TICOR no. 9101984	640.00	10/14/1988	Undeveloped
0654-011-22-0000	T6N R15E Sec 33	Cadiz	TICOR no. 9101984	0.00	10/14/1988	Undeveloped
0654-021-27-0000	T6N R15E Sec 13	Cadiz	TICOR no. 9101984	297.05	10/14/1988	Undeveloped
0645-071-18-0000	T3N R18E Sec 36	Danby	CT 6053566 k26	640.00	3/21/1995	Undeveloped
0645-091-06-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/7/1994	Undeveloped
0645-091-09-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/12/1994	Undeveloped
0645-091-10-0000	T2N R18E Sec 12	Danby	Commonwlth 94 411050	20.00	10/7/1994	Undeveloped
0645-101-04-0000	T2N R18E Sec 23	Danby	Commonwlth 94 411050	80.00	10/7/1994	Undeveloped
0645-121-05-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-121-06-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	15.59	10/6/1994	Undeveloped
0645-121-09-0000	T2N R18E Sec 36	Danby	OCT no. 94 409589	15.50	10/6/1994	Undeveloped
0645-271-03-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-05-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-06-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	20.00	10/6/1994	Undeveloped
0645-271-07-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-08-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-10-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	20.00	10/6/1994	Undeveloped
0645-271-11-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	17.34	10/6/1994	Undeveloped
0645-271-13-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-15-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0645-271-16-0000	T2N R18E Sec 16	Danby	OCT no. 94 29882	20.00	10/6/1994	Undeveloped
0645-271-18-0000	T2N R18E Sec 16	Danby	OCT no. 94 409590	15.45	10/6/1994	Undeveloped
0645-271-23-0000	T2N R18E Sec 16	Danby	OCT no. 94 409589	20.00	10/6/1994	Undeveloped
0568-341-04-0000	T12N R20E Sec 33	Piute	FATCo no. 93-000748	571.41	1/6/1993	Undeveloped
0568-341-07-0000	T12N R20E Sec 29	Piute	FATCo no. 96-197383	463.48	1/6/1993	Undeveloped
0659-171-10-0000	T10N R21E Sec 29	Piute	CT no. 92035296 k27	640.00	6/18/1999	Undeveloped
0659-181-03-0000	T10N R21E Sec 5	Piute	CT no. 92035296 k27	13.64	6/18/1999	Undeveloped
0659-181-06-0000	T10N R21E Sec 9	Piute	CT no. 92035296 k27	641.36	6/18/1999	Undeveloped
0659-241-02-0000	T10N R21E Sec 17	Piute	CT no. 92035296 k27	612.45	6/18/1999	Undeveloped
0659-241-16-0000	T10N R21E Sec 21	Piute	CT no. 92035296 k27	457.19	6/18/1999	Undeveloped
0659-241-17-0000	T10N R21E Sec 21	Piute	CT no. 92035296 k27	91.74	6/18/1999	Undeveloped
0658-131-02-0000	T11N R20E Gov Tract 38	Piute	FATCo no. 93-00748	640.60	1/6/1993	Undeveloped
0658-131-06-0000	T11N R20E Gov Tract 42	Piute	FATCo no. 93-00748	640.00	1/6/1993	Undeveloped
0658-141-04-0000	T11N R20E Gov Tract 39	Piute	FATCo no. 93-00748	640.00	1/6/1993	Undeveloped
0659-051-07-0000	T10N R19E Sec 25	Homer	FATCo no. 93-419956	640.00	9/30/1993	Undeveloped
0659-061-16-0000	T10N R19E Sec 13	Homer	FATCo no. 93-419956	640.00	9/30/1993	Undeveloped
0659-081-03-0000	T10N R20E Sec 21	Homer	FATCo no. 93-419956	640.00	9/30/1993	Undeveloped
0659-081-25-0000	T10N R20E Sec 29	Homer	FATCo no. 93-419956	627.97	9/30/1993	Undeveloped
0659-081-26-0000	T10N R20E Sec 29	Homer	FATCo no. 93-419956	640.00	9/30/93	Undeveloped
0556-251-03-0000	T5N R13E Sec 21	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0556-251-11-0000	T5N R13E Sec 29	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0556-251-15-0000	T5N R13E Sec 33	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0556-271-02-0000	T5N R13E Sec 5	Cadiz_Rail Cycle	CT no. 12035113	682.38	5/9/2001	Undeveloped
0556-271-10-0000	T5N R13E Sec 9	Cadiz_Rail Cycle	CT no. 12035113	557.25	5/9/2001	Undeveloped
0556-271-14-0000	Map 804 36 63 Par 5	Cadiz_Rail Cycle	CT no. 12035113	50.00	5/9/2001	Undeveloped
0556-271-15-0000	Map 804 36 63 Par 6	Cadiz_Rail Cycle	CT no. 12035113	21.00	5/9/2001	Undeveloped
0556-271-16-0000	Map 804 36 63 Par 7	Cadiz_Rail Cycle	CT no. 12035113	21.00	5/9/2001	Undeveloped
0556-271-22-0000	T5N R13E Sec 16	Cadiz_Rail Cycle	CT no. 12035113	625.49	5/9/2001	Undeveloped
0556-271-23-0000	T5N R13E Sec 17	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0556-311-04-0000	T5N R14E Sec 22	Cadiz	FATCo no. 972090	620.57	12/31/1986	Undeveloped
0556-311-09-0000	T5N R14E Sec 27	Cadiz	FATCo no. 972090	640.00	12/31/1986	Citrus
0556-311-50-0000	T5N R14E Sec 21	Cadiz	FATCo no. 972090	37.58	12/31/1986	Vineyard-Harweal
0556-341-02-0000	T5N R14E Sec 33, Par 2	Cadiz	CT no. 8222127	38.81	12/31/86	Vineyard-SWFG
0558-151-14-0000	T6N R13E Sec 33	Cadiz_Rail Cycle	CT no. 12035113	523.00	5/9/01	Undeveloped
0558-151-15-0000	T6N R13E Sec 33	Cadiz_Rail Cycle	CT no. 12035113	88.40	5/9/2001	Undeveloped
0558-171-16-0000	T6N R13E Sec 36	Cadiz	no owner's title policyi	40.00	6/27/1995	Undeveloped
0558-181-05-0000	T6N R14E Sec 31	Cadiz	no owner's title policyii	10.00	10/31/2007	Undeveloped
0558-181-21-0000	T6N R14E Sec 31	Cadiz	CT no. 8222457	160.00	9/28/1998	Mobile Home Park – Land
0558-181-21-6000	T6N R14E Sec 31	Cadiz	no owner's title policy	N/A	2/7/1999	Mobile Home Park – Facilities
0568-251-10-0000	T13N R19E Sec 29	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0645-061-15-0000	T3N R18E Sec 16	Danby	CT no. 6053565	640.00	6/4/1996	Undeveloped
0653-011-15-0000	T4N R15E Sec 33	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0654-031-02-0000	T6N R15E Sec 1	Cadiz	TICOR no. 9101984	477.60	10/14/1988	Undeveloped
0654-031-03-0000	T6N R15E Sec 1	Cadiz	TICOR no. 9101984	149.20	10/14/1988	Undeveloped
0656-111-18-0000	T9N R17E Sec 13	Cadiz_Rail Cycle	CT no. 12035113	640.00	5/9/2001	Undeveloped
0659-241-03-0000	T10N R21E Sec 16	Piute	CT no. 605364 k26	556.32	6/4/96	Undeveloped

Schedule 3.16(a)

UCC FILING JURISDICTIONS

LOAN PARTY	UCC FILING JURISDICTION
CADIZ INC.	Delaware, California
CADIZ REAL ESTATE LLC	Delaware, California

Schedule 3.16(b)

MORTGAGE FILING JURISDICTIONS

The Office of the County Recorder for the County of San Bernardino, California

Exhibit A

Exhibit A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this “ASSIGNMENT AGREEMENT”) is entered into as of [DATE] between [NAME OF ASSIGNOR] (the “Assignor”) and [NAME OF ASSIGNEE] (the “Assignee”).  Reference is made to the credit agreement described in Annex I hereto (the “Credit Agreement”).   Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1. In accordance with the terms and conditions of section 9.6 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor without recourse and without representation or warranty (except as provided in this Assignment Agreement), that interest in and to the Assignor's rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor to the extent specified on Annex I.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or the performance or observance by Borrower of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrower to Assignor with respect to Assignor's share of the Loans assigned hereunder, as reflected on the Assignor's books and records.

3. The Assignee represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and (b) that this Assignment Agreement has been duly authorized, executed and delivered by the Assignee and that this Assignment Agreement constitutes a legal, valid and binding obligation of the Assignee, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors' rights generally and by general equitable principles.

4.  The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Assignment Agreement); (b) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes the Agent to take such action as agent on behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (e) and attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.   The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Credit Agreement or at any time or times thereafter.

5.  Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent.   The effective date of this Assignment (the “Settlement Date”) shall be the later to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, and (b) the date specified in Annex I.

6. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of the Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

7. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex 1).   From and after the Settlement Date, the Agent shall make all payments that are due and payable to the holder of the interest assigned hereunder (including payments of principal, interest, fees and other amounts) to Assignor for amounts which have accrued up to but excluding the Settlement Date and to Assignee for amounts which have accrued from and after the Settlement Date.   On the Settlement Date, Assignor shall pay to Assignee an amount equal to the portion of any interest, fee, or any other charge that was paid to Assignor prior to the Settlement Date on account of the interest assigned hereunder and that are due and payable to Assignee with respect thereto, to the extent that such interest, fee or other charge relates to the period of time from and after the Settlement Date.

8. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.   This Assignment Agreement may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption, including Annex I hereto to be executed by their respective officers, as of the first date written above.

[LENDER OR ORIGINAL LENDER],
as Assignor

By:
Name:
Title

[LENDER],
as Assignee

By:
Name:
Title

ANNEX FOR ASSIGNMENT AND ASSUMPTION

1.  Borrower: Cadiz Inc.   and Cadiz Real Estate LLC

2.  Name and Date of Credit Agreement:

Amended and Restated Credit Agreement, dated as of March 4, 2013 (as amended, the “Credit Agreement”), by and among Cadiz Inc.  and Cadiz Real Estate LLC, as borrowers (the “Borrower”), the lenders party thereto, LC Capital Master Fund, Ltd., as administrative agent (the “Agent”).

3.  Date of Assignment Agreement:  [DATE]

4.   Amounts:

Designation of Assigned Loan	Amount of Assigned Loan

5.   Settlement Date:  [DATE]

6.   Purchase Price:   [$PRICE]

7.   Notice and Payment Instructions, etc.

Assignor	Assignee
[NAME OF ASSIGNOR]
[ADDRESS]
[ADDRESS]
[ATTENTION]
[TELECOPY]
[TELEPHONE]
[PAYMENT ACCOUNT BANK]
[PAYMENT ACCOUNT R/T NUMBER]
[PAYMENT ACCOUNT NUMBER]
[PAYMENT ACCOUNT REFERENCE]

8.   Agreed and Accepted:

[NAME OF ASSIGNOR],
as Assignor

By:
Name:
Title

[NAME OF ASSIGNEE],
as Assignee

By:
Name:
Title

Exhibit B

FORM OF COMPLIANCE CERTIFICATE

[CADIZ LETTERHEAD]

LC Capital Master Fund, Ltd., as Agent
c/o Lampe Conway & Company
680 Fifth Avenue, Suite 1202
New York, New York 10019
Attention:  Steven G. Lampe

Re:           Compliance Certificate dated _____________________

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Credit Agreement, dated as of March 4, 2013 (as amended, the “Credit Agreement”), by and among Cadiz Inc. (“Cadiz”) and Cadiz Real Estate LLC, as borrowers (together, the “Borrower”), the lenders party thereto and LC Capital Master Fund, Ltd., as administrative agent (the “Agent”).  Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Section 5.2 of the Credit Agreement, the undersigned, being a Responsible Officer of Cadiz, hereby certifies that:

1.           The financial information of the Borrower furnished in SCHEDULE 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Cadiz and its Subsidiaries.

2.           The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Cadiz and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to SCHEDULE 5.2 of the Credit Agreement.

3.           Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on SCHEDULE 2 attached hereto, specifying the nature and period of existence thereof and what action Cadiz and its Subsidiaries have taken, are taking or propose to take with respect thereto.

4.           The representations and warranties of Cadiz and its Subsidiaries set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate to a specified date), except as set forth on SCHEDULE 3 attached hereto.

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ___ day of ___________________.

CADIZ INC.

By:_________________________
Name:
Title:

Exhibit C

INTENTIONALLY OMITTED

Exhibit D

SECURITY AGREEMENT

made by

CADIZ INC.,

and

CADIZ REAL ESTATE LLC,

as Loan Parties

in favor of

LC CAPITAL MASTER FUND, LTD.,

as Agent

Amended and Restated as of March 5, 2013

TABLE OF CONTENTS

Page

SECTION 1.	DEFINED TERMS	3

1.1	Definitions	3

1.2	Other Definitional Provisions	6

SECTION 2.	GRANT OF SECURITY INTEREST	6

SECTION 3.	REPRESENTATIONS AND WARRANTIES	7

3.1	Title; No Other Liens	7

3.2	Perfected First Priority Liens	8

3.3	Jurisdiction Of Organization; Chief Executive Office	8

3.4	Inventory and Equipment	8

3.5	Farm Products	8

3.6	Investment Property	8

3.7	Receivables	8

3.8	Intellectual Property	8

SECTION 4.	COVENANTS	9

4.1	Delivery of Instruments, Certificated Securities and Chattel Paper	9

4.2	Payment of Obligations	9

4.3	Maintenance Of Perfected Security Interest; Further Documentation	10

4.4	Changes in Locations, Name, Etc	10

4.5	Notices	10

4.6	Investment Property	11

4.7	Receivables	12

SECTION 5.	REMEDIAL PROVISIONS	12

5.1	Certain Matters Relating To Receivables	12

5.2	Communications With Obligors; Loan Parties Remain Liable	12

5.3	Pledged Stock	13

5.4	Proceeds to be Turned Over to Agent	14

5.5	Application of Proceeds	14

5.6	Code and Other Remedies	14

5.7	Deficiency	15

SECTION 6.	MISCELLANEOUS	15

6.1	Amendments In Writing	15

6.2	Notices	15

6.3	No Waiver by Course of Conduct; Cumulative Remedies	16

6.4	Enforcement Expenses; Indemnification	16

6.5	Successors and Assigns	16

6.6	Set-Off	16

6.7	Counterparts	17

6.8	Severability	17

6.9	Section Headings	17

6.10	Integration	17

6.11	GOVERNING LAW	17

6.12	Submission to Jurisdiction; Waivers	17

6.13	Acknowledgments	18

6.14	Releases	18

6.15	WAIVER OF JURY TRIAL	19

Schedules

Schedule 1                      Notice Addresses

Schedule 2                      Investment Property

Schedule 3                      Perfection Matters

Schedule 4                      Jurisdictions of Organization and Chief Executive Offices

Schedule 5                      Inventory and Equipment Locations

Schedule 6                      Intellectual Property

SECURITY AGREEMENT

SECURITY AGREEMENT, amended and restated as of March 5, 2013, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Loan Parties”), in favor of LC Capital Master Fund, Ltd., as administrative agent (in such capacity, the “Agent”) on behalf of the Lenders holding Secured Term Loans under the Amended and Restated Credit Agreement, amended and restated as of March 5, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Parent”) and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”) each as borrowers (together, the “Borrower”), the lenders party thereto (the “Lenders”) and the Agent.

W I T N E S S E T H:

WHEREAS, as of the Restatement Date, the Loan Parties and the Lenders have agreed to enter into the Credit Agreement and to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, it is a condition precedent to the Restatement Date that the Loan Parties shall have executed and delivered this Agreement to the Agent;

NOW, THEREFORE, in consideration of the premises hereunder, and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make the extensions of credit to the Borrowers thereunder, each Loan Party hereby agrees with the Agent as follows:

SECTION 1.     DEFINED TERMS

1.1 Definitions.  Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC:  Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Contracts, Documents, Equipment, Farm Products, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.  The following terms shall have the following meanings:

(a) “Agreement”:  this Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

(b) “Borrower Obligations”:  the collective reference to the Obligations, as defined in the Credit Agreement, with respect only to the Secured Term Loans outstanding thereunder and to the Lenders holding Secured Term Loans.

(c) “Collateral”:  as defined in Section 2.

(d) “Collateral Account”:  any collateral account established by the Agent as provided in Section 5.1 or 5.4.

(e) “Convertible Note Documents”:  means (i) that certain Indenture, dated as of March 5, 2013, between Parent and The Bank of New York Mellon Trust Company, N.A., as trustee, (ii) Exchange Agreement, dated as of March 4, 2013, by and among LC Capital Master Fund, Ltd., Milfam II LP, Water Asset Management Managed Account #1, L.L.C. and Parent and (iii) that certain Private Placement Purchase Agreement, dated as of March 4, 2013, by and among Parent, Altima Global Special Situations Master Fund Ltd, Nokomis Capital Master Fund, LP, Moussescapade, L.P., Sphinx Trading, LP, Bryant and Carlene Riley JTWROS, B. Riley & Co., LLC 401(k) Profit Sharing Plan, B Riley & Co., LLC, Riley Family Trust DTD 6/20/89, Modified 01/25/07, and Robert Antin Children Irrevocable Trust DTD 01/01/01.

(f) “Copyright Licenses”:  any written agreement naming any Loan Party as licensor or licensee (including, without limitation, those listed in Schedule 6), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

(g) “Copyrights”:  (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 6), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

(h) “Deposit Account”:  as such term is defined in the New York UCC, the deposit accounts listed on Schedule 2.

(i) “Intellectual Property”:  the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States laws, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses.

(j) “Intercompany Note”:  any promissory note evidencing loans made by any Loan Party to another Loan Party.

(k) “Investment Property”:  the collective reference to (i) all “Investment Property” as such term is defined in Section 9- 102(a)(49) of the New York UCC and (ii) in any event, all Pledged Notes and all Pledged Stock.

(l) “Issuers”:  the collective reference to each issuer of any Investment Property.

(m) “New York UCC”:  the Uniform Commercial Code as from time to time in effect in the State of New York.

(n) “Loan Party Obligations”:  with respect to any Loan Party, all obligations and liabilities of such Loan Party with respect only to the Secured Term Loans outstanding thereunder and to the Lenders holding Secured Term Loans which may arise under or in connection with this Agreement, any other Loan Document to which such Loan Party is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent that are required to be paid by such Loan Party pursuant to the terms of this Agreement, any other Loan Document).

(o) “Obligations”:  (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each other Loan Party, its Loan Party Obligations.

(p) “Patent License”:  all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6.

(q) “Patents”:  (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 6, (ii) all applications for letters patent of the United States, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 6, and (iii) all rights to obtain any reissues or extensions of the foregoing.

(r) “Pledged Notes”:  all promissory notes listed on Schedule 2 and all Intercompany Notes at any time issued to any Loan Party and all other promissory notes issued to or held by any Loan Party.

(s) “Pledged Stock”:  (i) the shares of Capital Stock listed on Schedule 2 and (ii) any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person (other than a Subsidiary that is not a Loan Party) that may be issued or granted to, or held by, any Loan Party while this Agreement is in effect.

(t) “Proceeds”:  all “Proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

(u) “Receivable”:  any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

(v) “Securities Act”:  the Securities Act of 1933, as amended.

(w) “Trademark License”:  any agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6.

(x) “Trademarks”:  (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 5, and (ii) the right to obtain all renewals thereof.

1.2 Other Definitional Provisions.

(a) The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Loan Party, shall refer to such Loan Party’s Collateral or the relevant part thereof.

SECTION 2.     GRANT OF SECURITY INTEREST

Each Loan Party hereby grants to the Agent, on behalf of the Lenders holding Secured Term Loans, a security interest in, all of the following property now owned or at any time hereafter acquired by such Loan Party or in which such Loan Party now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Loan Party’s Obligations:

(a) all Accounts;

(b) all Chattel Paper;

(c) all Contracts;

(d) the Deposit Accounts;

(e) all Documents;

(f) all Equipment;

(g) all General Intangibles;

(h) all Instruments;

(i) all Intellectual Property;

(j) all Inventory;

(k) all Investment Property (other than the capital stock of any Subsidiary that is not a Loan Party);

(l) all Letter-of-Credit Rights;

(m) all Goods not otherwise described above;

(n) all books and records pertaining to the foregoing; and

(o) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law.

SECTION 3.     REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Agent to enter into the Credit Agreement and the Lenders to make their extensions of credit to the Borrower thereunder, each Loan Party hereby represents and warrants to the Agent for the benefit of the Lenders holding Secured Term Loans that:

3.1 Title; No Other Liens.  Except for the security interest granted to the Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Loan Party owns each item of the Collateral free and clear of any and all Liens or claims of others.  No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Lenders holding Secured Term Loans, pursuant to this Agreement or as are permitted by the Credit Agreement.

3.2 Perfected First Priority Liens.  The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Agent as collateral security for such Loan Party’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Loan Party and any Persons purporting to purchase any Collateral from such Loan Party and (b) are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than Pledged Stock, to the extent permitted by the Credit Agreement.

3.3 Jurisdiction Of Organization; Chief Executive Office.  On the date hereof, such Loan Party’s jurisdiction of organization, identification number from the jurisdiction of organization (if any) and the location of such Loan Party’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 3.  Such Loan Party has furnished to the Agent a certified charter, certificate of incorporation or other organization document and long-form good standing certificate as of a date which is recent to the date hereof.

3.4 Inventory and Equipment.  On the date hereof, a material portion of the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 5.

3.5 Farm Products.  None of the Collateral constitutes, or is the Proceeds of, Farm Products in any material respect.

3.6 Investment Property.  The shares of Pledged Stock pledged by such Loan Party hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Loan Party.  All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.  Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.  Such Loan Party is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

3.7 Receivables.  No material amount payable to such Loan Party under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent.  The amounts represented by such Loan Party to the Agent from time to time as owing to such Loan Party in respect of the Receivables will at such times be accurate in all material respects.

3.8 Intellectual Property.

(a) Schedule 6 lists all registered or applied for Intellectual Property owned by such Loan Party in its own name on the date hereof which is material to such Loan Party.

(b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best knowledge of such Loan Party, does not infringe the intellectual property rights of any other Person.

(c) Except as set forth in Schedule 6, on the date hereof, no material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor.

(d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Loan Party’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

(e) There is no action or proceeding pending, or, to the knowledge of such Loan Party, threatened, on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or such Loan Party’s ownership interest therein that could reasonably be expected to have a Material Adverse Effect.

SECTION 4.     COVENANTS

Each Loan Party covenants and agrees with the Agent that, from and after the date of this Agreement until the Obligations shall have been paid in full:

4.1 Delivery of Instruments, Certificated Securities and Chattel Paper.  If any amount in excess of an aggregate principal amount of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

4.2 Payment of Obligations.  Such Loan Party will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Loan Party or such failure to pay could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

4.3 Maintenance Of Perfected Security Interest; Further Documentation.  Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Loan Party under the Loan Documents to dispose of the Collateral.  Such Loan Party will furnish to the Agent from time to time statements and schedules further identifying and describing the assets and property of such Loan Party and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail.  At any time and from time to time, upon the written request of the Agent, and at the sole expense of such Loan Party, such Loan Party will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) to the extent commercially reasonable, in the case of Investment Property, the Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto.

4.4 Changes in Locations, Name, Etc.  Such Loan Party will not, except upon 10 days’ prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents reasonably requested by the Agent to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 5 showing any additional location at which material Inventory or Equipment shall be kept:

(a) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3; or

(b) change its name, identity or corporate structure to such an extent that any financing statement filed by the Agent in connection with this Agreement would be misleading.

4.5 Notices.  Such Loan Party will advise the Agent promptly in reasonable detail of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

4.6 Investment Property.

(a) If such Loan Party shall become entitled to receive or shall receive after the date hereof any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Loan Party shall accept the same as the agent of the Agent, hold the same in trust for the Agent and deliver the same forthwith to the Agent in the exact form received, duly indorsed by such Loan Party to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Loan Party and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations.  Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations.  If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Loan Party, such Loan Party shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent, segregated from other funds of such Loan Party, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Agent (not to be unreasonably withheld), such Loan Party will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer (except pursuant to a transaction permitted by the Credit Agreement or the Convertible Note Documents), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Loan Party or the Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof except as permitted by the Credit Agreement.

(c) In the case of each Loan Party which is an Issuer, such Issuer agrees that it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it.

(d) In the case of each Loan Party which holds Pledged Notes that have not been delivered into the possession of the Agent, such Loan Party agrees that it will not sell, transfer or otherwise dispose of such Pledged Notes to any other party other than another Loan Party under the Loan Documents, except for any sale, transfer or disposition in accordance with Section 6.15.

4.7 Receivables.  Other than in the ordinary course of business consistent with its past practice and unless commercially reasonable, such Loan Party will not (i) (as to any Receivable which is a material amount) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially adversely affect the value thereof.  Such Loan Party will deliver to the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

SECTION 5.     REMEDIAL PROVISIONS

5.1 Certain Matters Relating To Receivables.  If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Loan Party, (i) shall be forthwith (and, in any event, within three Business Days) deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Loan Party in trust for the Agent, for the benefit of the Lenders holding Secured Term Loans, segregated from other funds of such Loan Party.  Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.  Upon the occurrence and during the continuance of an Event of Default, at the reasonable request of the Agent, each Loan Party shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

5.2 Communications With Obligors; Loan Parties Remain Liable.  The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the satisfaction of the Agent the existence, amount and terms of any Receivables.  Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Loan Party shall notify obligors on the Receivables that the Receivables have been assigned to the Agent and that payments in respect thereof shall be made directly to the Agent.  Anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  The Agent shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent of any payment relating thereto, nor shall the Agent be obligated in any manner to perform any of the obligations of any Loan Party under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

5.3 Pledged Stock.  Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the relevant Loan Party of the intent of the Agent to exercise its rights pursuant to this Section 5.3 each Loan Party shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, in the reasonable judgment of the Agent, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.  If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the relevant Loan Party or Loan Parties, (i) the Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with Section 5.5 hereof and (ii) any or all of the Investment Property shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Loan Party or the Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.  Each Loan Party hereby authorizes and instructs each Issuer of any Investment Property pledged by such Loan Party hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Loan Party, and each Loan Party agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Agent for application to the Obligations in accordance with Section 5.5 hereof.

5.4 Proceeds to be Turned Over to Agent.  In addition to the rights of the Agent specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds received by any Loan Party consisting of cash, checks and other near-cash items shall be held by such Loan Party in trust for the Agent, segregated from other funds of such Loan Party, and shall, forthwith upon receipt by such Loan Party, be turned over to the Agent in the exact form received by such Loan Party (duly indorsed by such Loan Party to the Agent, if required).  All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Agent in a Collateral Account (or by such Loan Party in trust for the Agent) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.5 Application of Proceeds.  At such intervals as may be agreed upon by the Borrower and the Agent or, if an Event of Default shall have occurred and be continuing, (x) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) of Section 7 of the Credit Agreement with respect to the Borrower, automatically, (y) if such event is an Event of Default specified in paragraph (j) of Section 7 of the Credit Agreement, at any time as the Agent may be so directed by any Lender or (z) if such event is any other Event of Default, at any time as the Agent may be so directed by Lenders holding a majority in principal amount of the Secured Term Loans, the Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the following order:  first, to any costs, fees and expenses incurred by the Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations (including the reasonable costs, fees and expenses of its agents and legal counsel, and any costs or expenses incurred in connection with the exercise by the Agent of any right or remedy under this Agreement, the Credit Agreement or any other Loan Document); second, to the ratable satisfaction of the Obligations; and third, any balance of remaining Proceeds to the Borrower or to whomsoever may be lawfully entitled to receive the same.  Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

5.6 Code and Other Remedies.  If an Event of Default shall occur and be continuing, the Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of the Agent under the New York UCC or any other applicable law.  Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released.  Each Loan Party further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Loan Party’s premises or elsewhere.  The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in the order as set forth in Section 5.5, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Agent account for the surplus, if any, to any Loan Party.  To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against the Agent arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

5.7 Deficiency.  Each Loan Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Agent to collect such deficiency.

SECTION 6.     MISCELLANEOUS

6.1 Amendments In Writing.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

6.2 Notices.  All notices, requests and demands to or upon the Agent or any Loan Party hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement.

6.3 No Waiver by Course of Conduct; Cumulative Remedies.  The Agent shall not by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Agent any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

6.4 Enforcement Expenses; Indemnification.  Each Loan Party agrees to pay, and to save the Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except to the extent such liabilities were caused by the gross negligence or willful misconduct of the Agent, as determined by a final and nonappealable decision of a court of competent jurisdiction.  Each Loan Party agrees to pay, and to save the Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrower would be required to do so pursuant to Section 9.5 of the Credit Agreement.  The agreements in this Section 6.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents.

6.5 Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Loan Party and shall inure to the benefit of the Agent and its successors and assigns; provided that no Loan Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent.

6.6 Set-Off.  Each Loan Party hereby irrevocably authorizes the Agent at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Loan Party or any other Loan Party, any such notice being expressly waived by each Loan Party, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent to or for the credit or the account of such Loan Party, or any part thereof in such amounts as the Agent may elect, against and on account of the obligations and liabilities of such Loan Party to the Agent hereunder and claims of every nature and description of the Agent against such Loan Party, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document, as the Agent may elect, whether or not the Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured.  The Agent shall notify such Loan Party promptly of any such set-off and the application made by the Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Agent under this Section 6.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent may have.

6.7 Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

6.8 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 Section Headings.  The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

6.10 Integration.  This Agreement, the other Loan Documents represent the agreement of the Loan Parties and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent relative to subject matter hereof not expressly set forth or referred to herein, in the other Loan Documents.

6.11 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

6.12 Submission to Jurisdiction; Waivers.  Each Loan Party hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Loan Party at its address referred to in Section 6.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

6.13 Acknowledgments.  Each Loan Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) the Agent has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and the Agent, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Loan Parties and the Agent or any Lender.

6.14 Releases.  At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Loan Party hereunder (including all guarantee obligations) shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties.  At the request and sole expense of any Loan Party following any such termination, the Agent shall deliver to such Loan Party any Collateral held by the Agent hereunder, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination.  If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Loan Party, shall execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

6.15 WAIVER OF JURY TRIAL.  EACH GRANTOR AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Remainder of This Page Left Intentionally Blank]

 IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

LOAN PARTIES:

CADIZ INC.

By:

Name:

Title:

CADIZ REAL ESTATE LLC

By:

Name:

Title:

AGENT:

LC CAPITAL MASTER FUND, LTD.

By:

Name:

Title:

Schedule 1

NOTICE ADDRESSES OF GRANTORS

c/o Cadiz Inc.

550 South Hope Street, Suite 2850

Los Angeles, CA 90071

Attention:  Chief Financial Officer

Telecopy:  213-271-1614

Telephone:  213-271-1600

Schedule 2

DESCRIPTION OF INVESTMENT PROPERTY

Pledged Stock:

Issuer	Class of Stock	No. of Shares	Stock Certificate No.
Cadiz Real Estate LLC	Membership Interest	100% Interest	N/A

Pledged Notes:

Issuer	Payee	Principal Amount
N/A

Schedule 3

FILINGS AND OTHER ACTIONS REQUIRED

TO PERFECT SECURITY INTERESTS

Uniform Commercial Code Filings:

Loan Party	UCC Filing Jurisdictions
Cadiz Inc.	Delaware California San Bernardino County, California
Cadiz Real Estate LLC	Delaware California San Bernardino County, California

Patent and Trademark Filings:

None

Actions With Respect to Pledged Stock:

N/A

Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION

AND CHIEF EXECUTIVE OFFICE

Loan Party	Jurisdiction of Organization	Location of Chief Executive Office
Cadiz Inc.	Delaware	550 South Hope Street Suite 2850 Los Angeles, CA 90071
Cadiz Real Estate LLC	Delaware	550 South Hope Street Suite 2850 Los Angeles, CA 90071

Schedule 5

LOCATIONS OF INVENTORY AND EQUIPMENT

Loan Party	Locations
Cadiz Inc.	550 South Hope Street, Suite 2850, Los Angeles, CA 90071
Cadiz Real Estate LLC	550 South Hope Street, Suite 2850, Los Angeles, CA 90071 96-726 National Trails Highway, CA 92304

Schedule 6

INTELLECTUAL PROPERTY

Copyrights and Copyright Licenses:

None

Patents and Patent Licenses:

None

Trademarks and Trademark Licenses:

None

Exhibit E
[Attached]

This Amendment was prepared

by and when recorded should

be mailed to:

Jubin Meraj, Esq.

Manatt, Phelps & Phillips, LLP

11355 W. Olympic Blvd.

Los Angeles, California 90064

Space above this line for recorder’s use

THIRD AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

KNOW ALL PERSONS BY THESE PRESENTS:

THIS THIRD AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Amendment”) is made as of the [__] day of __________, 2013 by and among CADIZ INC., a Delaware corporation with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“Cadiz”) and CADIZ REAL ESTATE LLC, a Delaware limited liability company with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“CRE”, together with Cadiz, collectively the “Trustor”), in favor of Chicago Title Company, having an office at 560 East Hospitality Lane, San Bernardino, California 92408, as trustee (the “Trustee”) for the benefit of LC CAPITAL MASTER FUND, LTD., a company organized under the laws of the Cayman Islands, with an address of c/o Lampe, Conway & Co.  LLC, 680 Fifth Avenue, 12th Floor, New York, New York 10019, as administrative agent for the benefit of the Lenders (as defined below) (the “Beneficiary”).

WITNESSETH

WHEREAS, reference is made to that certain Credit Agreement dated as of June 26, 2006, among Trustor as borrower, the lenders party thereto and Peloton Partners LLP as administrative agent (“Peloton Agent”); as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006 by and among Trustor, the lenders party thereto and Peloton Agent; as further amended by that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 by and among Borrower, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement dated as of October 30, 2012, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent (collectively, the “Original Credit Agreement”); and as further amended by that certain Amended and Restated Credit Agreement dated concurrently herewith (the “Amended and Restated Credit Agreement”), by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent (as the same may be further amended and supplemented from time to time, and together with the Original Credit Agreement, the “Credit Agreement”);

WHEREAS, as security for the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Original Credit Agreement, the Trustor executed and delivered to the Trustee, for the benefit of Peloton Agent, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of June 26, 2006 and recorded on June 29, 2006 as Document Number 2006-0445332 in the Official Records in the County of San Bernardino of the State of California (the “Official Records”), as amended by that certain First Amendment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated October 19, 2010 and recorded on October 20, 2010 as Document Number 2010-0434229 in the Official Records, and as further amended by that certain Second Amendment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated October 30, 2012 and recorded on November 28, 2012 as Document Number 2012-0506328 in the Official Records (collectively, the “Existing Deed of Trust”), which covers the real property more particularly described therein;

WHEREAS, the Existing Deed of Trust was assigned from Peleton Agent, as administrative agent, to Beneficiary, as administrative agent, by that certain Assignment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated May 22, 2008 and recorded on July 3, 2008 as Document Number 2008-0302078 in the Official Records in the County of San Bernardino of the State of California (the “Assignment  of Deed of Trust”);

WHEREAS, concurrent herewith, the Trustor and Beneficiary are entering into the Amended and Restated Credit Agreement;

WHEREAS, the Trustor and the Beneficiary desire that the Existing Deed of Trust continue to secure the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Trustor and the Beneficiary desire to amend, extend and modify the Existing Deed of Trust, and the liens created thereby, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Deed of Trust shall be hereby amended and modified as follows:

Section 1. Defined Terms.  Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Existing Deed of Trust, as amended by this Amendment, or if not defined therein, in the Credit Agreement.  Each reference in the Existing Deed of Trust to “this Deed of Trust” shall be deemed to be a reference to the Existing Deed of Trust, as amended by this Amendment.  The term “Lender” or “Lenders” as used herein shall refer to the Lenders (as defined in the Credit Agreement) holding Secured Term Loans.

Section 2. Modification.  The Existing Deed of Trust is hereby amended as follows:

(a) All references to the “Credit Agreement” shall mean the Amended and Restated Credit Agreement, as further amended, modified or restated from time to time;

(b) The reference in Article I, Section B.1.1(i) thereof to “payment to the Beneficiary of indebtedness in the total principal amount of up to $64,597,491.45, with interest accrued or accruing thereon at the rate and in the manner set forth in the Credit Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof” is hereby deleted and the following is hereby substituted therefor: “payment to the Beneficiary of indebtedness in connection with the Secured Term Loans in the total principal amount of up to $30,000,000, with interest accrued or accruing thereon at the rate and in the manner set forth in the Credit Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof”.

Section 3. Confirmation and Restatement.  The Trustor, in order to continue to secure the payment of the Obligations, hereby confirms and restates (a) the conveyance pursuant to the Existing Deed of Trust to the Trustee for the benefit of the Beneficiary of the Trust Estate and (b) the grant pursuant to the Existing Deed of Trust of a security interest in the Collateral and any other personal property comprising the Trust Estate.  Nothing contained in this Amendment shall be construed as (a) a novation of the Obligations or (b) a release or waiver of all or any portion of the conveyance to the Trustee for the benefit of the Beneficiary of the Trust Estate or of the grant to the Beneficiary of a security interest in the Collateral and any other personal property comprising the Trust Estate pursuant to the Existing Deed of Trust.

Section 4. Representations and Warranties.  The Trustor hereby represents and warrants that the representations and warranties made by it in the Existing Deed of Trust are true and complete in all material respects on and as of the date hereof as if made on and as of the date hereof.

Section 5. Covenants.  The Trustor hereby covenants and agrees to perform each and every duty and obligation of the Trustor contained in the Existing Deed of Trust as amended by this Amendment.

Section 6. Effectiveness.  This Amendment shall be effective as of the day and year first written above upon its execution and delivery by the Trustor.  Except as herein provided, the Existing Deed of Trust shall remain unchanged and in full force and effect.

Section 7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the Trustor as of the day and year first above written.

TRUSTOR:

CADIZ INC.

By:

Name:           Timothy J. Shaheen

Title:           CFO

CADIZ REAL ESTATE LLC

By:

Name:           Timothy J. Shaheen

Title:           CEO

AGREED TO AND ACCEPTED:

LC CAPITAL MASTER FUND, LTD.

as the Beneficiary

By:             ____________________

Name:             ____________________

Title:             ____________________

Signature Page to Third Amendment to Deed of Trust

[Trustor]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2013, before me, _______________________________Notary Public, personally appeared, Timothy J. Shaheen, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

[Beneficiary]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2013, before me, _______________________________Notary Public, personally appeared, _______________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

This Amendment was prepared

by and when recorded should

be mailed to:

Jubin Meraj, Esq.

Manatt, Phelps & Phillips, LLP

11355 W. Olympic Blvd.

Los Angeles, California 90064

Space above this line for recorder’s use

SECOND AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING

KNOW ALL PERSONS BY THESE PRESENTS:

THIS SECOND AMENDMENT OF DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT, FINANCING STATEMENT AND FIXTURE FILING (this “Amendment”) is made as of the [__] day of __________, 2013 by and among CADIZ INC., a Delaware corporation with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“Cadiz”), CADIZ REAL ESTATE LLC, a Delaware limited liability company with an address of 550 South Hope Street, Suite 2850, Los Angeles, California 90071 (“CRE”) and Octagon Partners, LLC, a California limited liability company (“Octagon” and together with Cadiz and CRE, collectively the “Trustor”), in favor of Chicago Title Company, having an office at 560 East Hospitality Lane, San Bernardino, California 92408, as trustee (the “Trustee”) for the benefit of LC CAPITAL MASTER FUND, LTD., a company organized under the laws of the Cayman Islands, with an address of c/o Lampe, Conway & Co.  LLC, 680 Fifth Avenue, 12th Floor, New York, New York 10019, as administrative agent for the benefit of the Lenders (as defined below) (the “Beneficiary”).

WITNESSETH

WHEREAS, reference is made to that certain Credit Agreement dated as of June 26, 2006, among Trustor as borrower, the lenders party thereto and Peloton Partners LLP as administrative agent (“Peloton Agent”); as amended pursuant to that certain Amendment No. 1 to Credit Agreement dated as of September 29, 2006 by and among Trustor, the lenders party thereto and Peloton Agent; as further amended by that certain Amendment No. 2 to Credit Agreement and Amendment No. 1 to Registration Rights Agreement dated as of June 4, 2009 by and among Borrower, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 3 to Credit Agreement and Amendment No. 2 to Registration Rights Agreement dated as of October 19, 2010, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 4 to Credit Agreement dated as of July 25, 2011, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 5 to Credit Agreement and Amendment No. 3 to Registration Rights Agreement dated as of August 8, 2012, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent; as further amended by that certain Amendment No. 6 to Credit Agreement and Amendment No. 4 to Registration Rights Agreement dated as of October 30, 2012, by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent (collectively, the “Original Credit Agreement”); and as further amended by that certain Amended and Restated Credit Agreement dated concurrently herewith (the “Amended and Restated Credit Agreement”), by and among the Borrowers, the lenders party thereto and Beneficiary, as administrative agent (as the same may be further amended and supplemented from time to time, and together with the Original Credit Agreement, the “Credit Agreement”);

WHEREAS, as security for the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Original Credit Agreement, the Trustor executed and delivered to the Trustee, for the benefit of Beneficiary as administrative agent, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of December 3, 2010 and recorded on December 3, 2010 as Document Number 2010-0513716 in the Official Records in the County of San Bernardino of the State of California, as amended by that certain First Amendment of Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing dated October 30, 2012 and recorded on November 28, 2012 as Document Number 2012-0506329 in the Official Records (the “Existing Deed of Trust”), which covers the real property more particularly described therein;

WHEREAS, concurrent herewith, the Trustor and Beneficiary are entering into the Amended and Restated Credit Agreement;

WHEREAS, the Trustor and the Beneficiary desire that the Existing Deed of Trust continue to secure the promises, terms, conditions, agreements and obligations imposed on the Trustor under the Credit Agreement, and the other Loan Documents; and

WHEREAS, the Trustor and the Beneficiary desire to amend, extend and modify the Existing Deed of Trust, and the liens created thereby, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that the Existing Deed of Trust shall be hereby amended and modified as follows:

Section 1. Defined Terms.  Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned thereto in the Existing Deed of Trust, as amended by this Amendment, or if not defined therein, in the Credit Agreement.  Each reference in the Existing Deed of Trust to “this Deed of Trust” shall be deemed to be a reference to the Existing Deed of Trust, as amended by this Amendment.  The term “Lender” or “Lenders” as used herein shall refer to the Lenders (as defined in the Credit Agreement) holding Secured Term Loans.

Section 2. Modification.  The Existing Deed of Trust is hereby amended as follows:

(a) All references to the “Credit Agreement” shall mean the Amended and Restated Credit Agreement, and as further amended, modified or restated from time to time;

(b) The reference in Article I, Section B.1.1(i) thereof to “payment to the Beneficiary of indebtedness in the total principal amount of up to $64,597,491.45, with interest accrued or accruing thereon at the rate and in the manner set forth in the Credit Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof” is hereby deleted and the following is hereby substituted therefor:  “payment to the Beneficiary of indebtedness in connection with the Secured Term Loans in the total principal amount of up to $30,000,000, with interest accrued or accruing thereon at the rate and in the manner set forth in the Credit Agreement and any and all modifications, extensions, renewals and replacements thereof are by this reference hereby made a part hereof”.

Section 3. Confirmation and Restatement.  The Trustor, in order to continue to secure the payment of the Obligations, hereby confirms and restates (a) the conveyance pursuant to the Existing Deed of Trust to the Trustee for the benefit of the Beneficiary of the Trust Estate and (b) the grant pursuant to the Existing Deed of Trust of a security interest in the Collateral and any other personal property comprising the Trust Estate.  Nothing contained in this Amendment shall be construed as (a) a novation of the Obligations or (b) a release or waiver of all or any portion of the conveyance to the Trustee for the benefit of the Beneficiary of the Trust Estate or of the grant to the Beneficiary of a security interest in the Collateral and any other personal property comprising the Trust Estate pursuant to the Existing Deed of Trust.

Section 4. Representations and Warranties.  The Trustor hereby represents and warrants that the representations and warranties made by it in the Existing Deed of Trust are true and complete in all material respects on and as of the date hereof as if made on and as of the date hereof.

Section 5. Covenants.  The Trustor hereby covenants and agrees to perform each and every duty and obligation of the Trustor contained in the Existing Deed of Trust as amended by this Amendment.

Section 6. Effectiveness.  This Amendment shall be effective as of the day and year first written above upon its execution and delivery by the Trustor.  Except as herein provided, the Existing Deed of Trust shall remain unchanged and in full force and effect.

Section 7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

IN WITNESS WHEREOF, this Amendment has been duly executed by the Trustor as of the day and year first above written.

TRUSTOR:

CADIZ INC.

By:

Name:           Timothy J. Shaheen

Title:           CFO

CADIZ REAL ESTATE LLC

By:

Name:           Timothy J. Shaheen

Title:           CEO

AGREED TO AND ACCEPTED:

LC CAPITAL MASTER FUND, LTD.

as the Beneficiary

By:             ____________________

Name:             ____________________

Title:             ____________________

Signature Page to Second Amendment to Deed of Trust

TRUSTOR:

OCTAGON PARTNERS, LLC

By:

Name:           Timothy J. Shaheen

Title:           Manager

Signature Page to Second Amendment to Deed of Trust

[Trustor]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2013, before me, _______________________________Notary Public, personally appeared, Timothy J. Shaheen, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

[Beneficiary]

State of California  )
                                       )
County of Los Angeles  )

On ___________, 2013, before me, _______________________________Notary Public, personally appeared, _______________________________ who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  (Seal)

Exhibit F

[Attached]

Form of Closing Certificate

CADIZ INC.

CADIZ REAL ESTATE LLC

CLOSING CERTIFICATE

March 5, 2013

Each of the undersigned, Scott Slater, Chief Executive Officer of Cadiz Inc., a Delaware corporation (the “Company”), on behalf of and solely in his capacity as an officer of the Company and Timothy J. Shaheen, Chief Executive Officer of Cadiz Real Estate LLC, a Delaware limited liability company (the “LLC”), on behalf of and solely in his capacity as an officer of the LLC, does hereby certify as of the date hereof as follows:

1. This Closing Certificate (this “Certificate”) is being delivered pursuant to Section 4.1(h) of that certain Amended and Restated Credit Agreement, dated as of the date hereof (the “Credit Agreement”, capitalized terms used herein without definition shall have the meanings set forth in the Credit Agreement), by and among the Company and the LLC, as borrowers, the lenders party thereto and LC Capital Master Fund, Ltd., as administrative agent.

2. Attached hereto as Exhibit 1 is a true, correct and complete copy of the resolutions of the board of directors of the Company relating to the approval of the Credit Agreement and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the Company pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

3. Attached hereto as Exhibit 2 is a true, correct and complete copy of the resolutions of the board of managers of the LLC relating the approval of the Credit Agreement and the other Loan Documents and any other documents required thereunder or contemplated thereby that are required to be executed, delivered and performed by the LLC pursuant thereto, which approval is in full force and effect and has not been altered, amended or rescinded in any way.

4. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the Company as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Credit Agreement and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Scott Slater	Chief Executive Officer
Timothy J. Shaheen	Chief Financial Officer

5. The person named below has been duly elected (or appointed) and qualified and is an acting officer of the LLC as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of the LLC in connection with the execution, delivery and performance of the Credit Agreement and the other Loan Documents and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Timothy J. Shaheen	Chief Executive Officer

6. The person named below has been duly elected (or appointed) and qualified and is an acting officer of Octagon Partners, LLC (“Octagon”) as of the date hereof, holding the office set forth opposite his name, and the signature set forth below opposite his name being the genuine signature of such officer and he is authorized to execute and deliver this Certificate and all other documents required of Octagon in connection with the execution, delivery and performance of the Mortgage Amendments and any other documents required thereunder or contemplated thereby.

Name	Title	Signature
Timothy J. Shaheen	Chief Executive Officer

7. The representations and warranties of the Company and the LLC under the Loan Documents are true and correct as if made on the date hereof (or, if such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and (b) no Default or Event of Default has occurred and is, as of the date hereof, continuing under the Loan Documents.

8. Attached hereto as Exhibit 3 (i) is a true and complete copy of the Certificate of Incorporation of the Company, as amended, certified by the Secretary of State of the State of Delaware (the “DSOS”) and (ii) is a true and complete copy of the Certificate of Formation of the LLC, certified by the DSOS.

9. Attached hereto as Exhibit 4 (i) is a true and complete copy of the Bylaws of the Company, as amended, and such document has not been further amended, modified, revoked or rescinded and is in full force and effect as of the date hereof and (ii) is a true and complete copy of the Limited Liability Company Agreement of the LLC, as amended, and such document has not been further amended, modified, revoked or rescinded and is in full force and effect as of the date hereof.

10. Attached hereto as Exhibit 5 (i) are true and complete copies of good standing certificates for the Company and the LLC, certified by the DSOS and (ii) are true and complete copies of certificates of status for the Company and the LLC, certified by the Secretary of State of the State of California.

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IN WITNESS WHEREOF, the undersigned has executed this Certificate and caused this Certificate to be delivered as of the 4th day of March, 2013.

By:  ________________________

Name:           Scott Slater

Title:           Chief Executive Officer, Cadiz Inc.

By:  ________________________

Name:           Timothy J. Shaheen

Title:           Chief Financial Officer and Secretary,Cadiz Inc.

I, Timothy J. Shaheen, the Chief Financial Officer and Secretary of the Company, do hereby certify on behalf of the Company and solely in my capacities as Chief Financial Officer and Secretary that Scott Slater is the duly elected, qualified and acting Chief Executive Officer of the Company, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the Company in connection with the execution, delivery and performance of the Credit Agreement and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:  ________________________

Name:           Timothy J. Shaheen

Title:           Chief Financial Officer and Secretary,Cadiz Inc.

I, Scott Slater, the Chief Executive Officer of the Company, the holder of all of the outstanding membership interests of the LLC and of Octagon, do hereby certify on behalf of the Company, the LLC and Octagon and solely in my capacity as Chief Executive Officer of the Company that Timothy J. Shaheen is the duly elected, qualified and acting Chief Financial Officer of the Company, Chief Executive Officer of the LLC and Manager of Octagon, that the signature set forth above is his genuine signature and that he is authorized to execute and deliver this Certificate and all other documents required of the Company, the LLC and Octagon in connection with the execution, delivery and performance of the Credit Agreement and the Loan Documents and any other documents required thereunder or contemplated thereby.

By:  ________________________

Name:       Scott Slater

Title:           Chief Executive Officer, Cadiz Inc.

EXHIBIT 1

Company Resolutions

EXHIBIT 2

LLC Resolutions

EXHIBIT 3

Certificates

EXHIBIT 4

Organizational Documents

EXHIBIT 5

Good Standings

Exhibit G

Amendment No. 2 to Limited Liability Company Agreement of Cadiz Real Estate LLC